                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                       SYMANTEC CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                     [LOGO]

                               10201 TORRE AVENUE
                        CUPERTINO, CALIFORNIA 95014-2132

                            ------------------------

                                 JULY 29, 1996
                            ------------------------

Dear Stockholder:

    An Annual Meeting of Stockholders of Symantec Corporation, a Delaware corporation ("Symantec"), and holders of exchangeable shares of Delrina Corporation, a wholly owned subsidiary of Symantec, each of which is exchangeable for one share of Symantec Common Stock (the "Exchangeable Shares"), will be held at Symantec Corporation, 10201 Torre Avenue, Cupertino, California, on September 25, 1996 at 9:00 a.m. (Pacific time) (the "Meeting").

    At the Meeting, you will be asked to (a) elect six directors to Symantec's Board of Directors, each to hold office until his successor is elected and qualified or until his earlier resignation or removal, (b) vote upon a proposal to amend Symantec's 1996 Equity Incentive Plan (the "96 Plan") to make available for issuance thereunder an additional number of shares of Symantec Common Stock equal to the number of options previously granted pursuant to Symantec's terminated 1988 Option Plan that expire, are cancelled or become unexercisable for any reason without having been exercised in full, provided that such additional number does not exceed 1,336,373, which will raise the 96 Plan's limit on shares that may be issued pursuant to awards granted thereunder from 2,741,573 to 4,077,946 so that the 96 Plan is able to accommodate the increase in shares caused by the cancellation or expiration of options under the 1988 Option Plan, (c) vote upon a proposal to amend Symantec's 1989 Employee Stock Purchase Plan (the "Stock Purchase Plan") to (i) increase by 1,400,000 shares (from 2,000,000 to 3,400,000) the number of shares of Symantec Common Stock reserved for issuance thereunder and (ii) amend the employee eligibility requirements so that persons who are employed by Symantec on the third business day before the beginning of an offering period and meet the other eligibility requirements are eligible to participate, and (d) ratify the selection of Ernst & Young LLP as Symantec's independent auditors for the current fiscal year. After careful consideration, your Board of Directors unanimously recommends that you vote for the six nominees for director, in favor of the proposal to amend the 96 Plan, in favor of the proposal to amend the Stock Purchase Plan and in favor of the proposal to ratify the selection of independent auditors.

    Although the enclosed Proxy Statement describes proposals of Symantec Corporation, the holders of Exchangeable Shares are entitled to vote at the Meeting due to the economic equivalence of the Exchangeable Shares to shares of Symantec Common Stock, as described in that certain Joint Management Information Circular and Proxy Statement distributed to the holders of Exchangeable Shares and the holders of Symantec Common Stock on October 17, 1995. Holders of Exchangeable Shares are entitled to the same rights, benefits and privileges, including voting rights, as the holders of Symantec Common Stock, and are therefore urged to exercise their votes at the Meeting.

    In the material accompanying this letter, you will find a Notice of Annual Meeting of Stockholders and a Proxy Statement relating to the actions to be taken by Symantec stockholders and the holders of Exchangeable Shares at the Meeting. The Proxy Statement more fully describes the matters for consideration at the Meeting.

    All stockholders are cordially invited to attend the Meeting in person. However, whether or not you plan to attend the Meeting, please complete, sign, date and return your proxy in the enclosed envelope. If you attend the Meeting, you may vote in person if you wish, even though you have previously returned your proxy. It is important that your shares be represented and voted at the Meeting.

                                          Sincerely,

                                          /s/ GORDON E. EUBANKS, JR.

                                          Gordon E. Eubanks, Jr.
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                     [LOGO]

                               10201 TORRE AVENUE
                          CUPERTINO, CALIFORNIA 95014

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

To our Stockholders:

    An Annual Meeting of Stockholders (the "Meeting") of Symantec Corporation, a Delaware corporation ("Symantec") and holders of exchangeable shares of Delrina Corporation, a wholly owned subsidiary of Symantec, will be held at 9:00 a.m. (Pacific time) September 25, 1996, at Symantec Corporation, 10201 Torre Avenue, Cupertino, California, for the following purposes:

        1. To elect six directors to Symantec's Board of Directors, each to hold office until his successor is elected and qualified or until his earlier resignation or removal.

        2. To vote upon a proposal to amend Symantec's 1996 Equity Incentive Plan (the "96 Plan") to make available for issuance thereunder an additional number of shares of Symantec Common Stock equal to the number of options previously granted pursuant to Symantec's terminated 1988 Option Plan that expire, are cancelled or become unexercisable for any reason without having been exercised in full, provided that such additional number does not exceed 1,336,373, which will raise the 96 Plan's limit on shares that may be issued pursuant to awards granted thereunder from 2,741,573 to 4,077,946 so that the 96 Plan is able to accommodate the increase in shares caused by the cancellation or expiration of options under the 1988 Option Plan.

        3. To vote upon a proposal to amend Symantec's 1989 Employee Stock Purchase Plan to (i) increase by 1,400,000 shares (from 2,000,000 to 3,400,000) the number of shares of Symantec Common Stock reserved for issuance thereunder and (ii) amend the employee eligibility requirements so that persons who are employed by Symantec on the third business day before the beginning of an offering period and meet the other eligibility requirements are eligible to participate.

        4. To ratify the selection of Ernst & Young LLP as Symantec's independent auditors for the current fiscal year.

        5. To transact such other business as may properly come before the Meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement that accompanies this Notice.

    Only stockholders of record as of July 28, 1996 are entitled to notice of and will be entitled to vote at this meeting or any adjournment thereof.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ DEREK P. WITTE

                                          Derek P. Witte
                                          VICE PRESIDENT, SECRETARY AND GENERAL
                                          COUNSEL

Cupertino, California
July 29, 1996

    TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOUR PROXY CAN BE REVOKED BY YOU AT ANY TIME BEFORE IT IS VOTED.

                                PROXY STATEMENT

    This Proxy Statement is being furnished to (i) holders of common stock, par value $0.01 per share ("Common Stock"), of Symantec Corporation, a Delaware corporation ("Symantec") and (ii) holders of exchangeable shares ("Exchangeable Shares") of Delrina Corporation, a wholly owned subsidiary of Symantec, in connection with the solicitation of proxies by Symantec's Board of Directors for use at an annual meeting of Symantec stockholders (the "Symantec Stockholders Meeting") to be held at 9:00 a.m. (Pacific time) on September 25, 1996 at Symantec Corporation, 10201 Torre Avenue, Cupertino, California, and any adjournment or postponement thereof.

    This Proxy Statement and the accompanying forms of proxy are first being mailed to stockholders of Symantec and holders of Exchangeable Shares on or about July 29, 1996.

    All information in this Proxy Statement relating to Symantec has been supplied by Symantec.
                            ------------------------

    No person is authorized to give any information or to make any representation not contained in this Proxy Statement and, if given or made, such information or representation should not be relied upon as having been authorized. This Proxy Statement does not constitute an offer to sell, or a solicitation of an offer to purchase, any securities, or the solicitation of a proxy, by any person in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such an offer or solicitation of an offer or proxy solicitation. Neither delivery of this Proxy Statement nor any distribution of the securities referred to in this Proxy Statement shall, under any circumstances, create an implication that there has been no change in the information set forth herein since the date of this Proxy Statement.

                               TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                            -----------
THE ANNUAL SYMANTEC STOCKHOLDERS MEETING -- GENERAL PROXY INFORMATION.....................................           1
  Solicitation and Voting of Proxies......................................................................           1
  Revocability of Proxy...................................................................................           1
  Expenses of Proxy Solicitation..........................................................................           1
  Voting Rights...........................................................................................           1

DIRECTORS AND MANAGEMENT..................................................................................           2
  Directors and Executive Officers........................................................................           2
  Security Ownership of Certain Beneficial Owners and Management..........................................           5
  Compensation of Executive Officers......................................................................           7
  Certain Transactions....................................................................................          16

THE PROPOSALS.............................................................................................          18
  Proposal No. 1 -- Election of Symantec Directors........................................................          18
  Proposal No. 2 -- Approval of Amendment to Symantec's 1996 Equity Incentive Plan........................          19
  Proposal No. 3 -- Approval of Amendment to Symantec's 1989 Employee Stock Purchase Plan.................          24
  Proposal No. 4 -- Ratification of Selection of Independent Auditors.....................................          29

DISSENTING STOCKHOLDERS' RIGHTS...........................................................................          29

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE...................................................          29

STOCKHOLDER PROPOSALS.....................................................................................          29

OTHER BUSINESS............................................................................................          29

AVAILABLE INFORMATION.....................................................................................          29

ANNEX A -- Symantec's 1996 Equity Incentive Plan

ANNEX B -- Symantec's 1989 Employee Stock Purchase Plan

                  THE ANNUAL SYMANTEC STOCKHOLDERS MEETING --
                           GENERAL PROXY INFORMATION

SOLICITATION AND VOTING OF PROXIES

    The accompanying proxy is solicited on behalf of Symantec's Board of Directors for use at the annual Symantec Stockholders Meeting, to be held at Symantec Corporation 10201 Torre Avenue, Cupertino, California, on September 25, 1996 at 9:00 a.m. (Pacific time). Only holders of record of (i) Symantec Common Stock or (ii) Exchangeable Shares, at the close of business on July 28, 1996 (the "Record Date") will be entitled to vote at the Symantec Stockholders Meeting. At the close of business on that date, there were outstanding and entitled to vote (i) 49,648,318 shares of Symantec Common Stock and (ii) 5,079,148 Exchangeable Shares. The sum of the shares requested for issuance under the 1996 Equity Incentive Plan (the "96 Plan") and the shares requested for issuance under the 1989 Employee Stock Purchase Plan (the "Stock Purchase Plan") does not exceed 5% of the sum of the outstanding shares of Symantec
Common Stock and the outstanding Exchangeable Shares. Each share of Symantec Common Stock and each Exchangeable Share will be entitled to one vote on each matter to be acted upon (the "Proposals"). See "STOCKHOLDER PROPOSALS." A majority, or 27,363,734, of these shares, present in person or by proxy, will constitute a quorum for the transaction of business. Abstentions and broker non-votes will be considered to be represented for purposes of a quorum. This Proxy Statement and the accompanying form of proxy were first mailed to Symantec stockholders and the holders of the Exchangeable Shares on or about July 29, 1996.

REVOCABILITY OF PROXY

    A stockholder who has given a proxy may revoke it at any time before it is exercised at the Symantec Stockholders Meeting, by (i) delivering to the Secretary of Symantec (by any means, including facsimile) a written notice stating that the proxy is revoked, (ii) signing and so delivering a proxy bearing a later date or (iii) attending the Symantec Stockholders Meeting and voting in person (although attendance at the Symantec Stockholders Meeting will not, by itself, revoke a proxy). Please note, however, that if a stockholder's shares are held of record by a broker, bank, or other nominee and that stockholder wishes to vote at the Symantec Stockholders Meeting, the stockholder must bring to the Symantec Stockholders Meeting a letter from the broker, bank or other nominee confirming the stockholder's beneficial ownership of the shares to be voted.

EXPENSES OF PROXY SOLICITATION

    The expenses of soliciting proxies to be voted at the Symantec Stockholders Meeting will be paid by Symantec. Following the original mailing of the proxies and other soliciting materials, Symantec and/or its agents also may solicit proxies by mail, telephone, telegraph or in person. Symantec has retained a proxy solicitation firm, Corporate Investor Communications, Inc. ("CIC"), to aid it in the solicitation process. Symantec will pay that firm a fee equal to $6,500, plus expenses. Following the original mailing of the proxies and other soliciting materials, Symantec will request brokers, custodians, nominees and other record holders of Symantec Common Stock and the Exchangeable Shares to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Symantec Common Stock or Exchangeable Shares and to request authority for the exercise of proxies. In such cases, Symantec, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

VOTING RIGHTS

    Holders  of Symantec  Common Stock  and holders  of Exchangeable  Shares are entitled to one vote for each share held as of the Symantec Record Date. Delaware law does not require, and Symantec's Restated Certificate of Incorporation does not provide for, cumulative voting. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Symantec Stockholders Meeting and entitled to vote in the election of directors. With regard to the election of directors, votes that are withheld will be excluded from the vote and will have no effect. Approval of the amendment to the 96 Plan, the amendment to the Stock Purchase Plan and ratification of the selection of independent auditors will each require the affirmative vote of the holders of a majority of the shares present (in person or by proxy) and entitled to vote at the Symantec Stockholders Meeting at which a quorum of at least a majority of the Symantec Common Stock and the Exchangeable Shares issued, outstanding and entitled to vote, is present.

    Symantec will count abstentions in tabulations of votes cast, and an abstention, therefore, will have the same effect as a vote against the proposal to amend the 96 Plan, the proposal to amend the Stock Purchase Plan and the proposal to ratify the independent auditors. Under Delaware case law, broker non-votes are counted for purposes of determining whether a quorum is present at the meeting but are not counted for purposes of determining whether a proposal has been approved. Thus, a broker non-vote will not count as shares voting "for" or "against" with respect to the Proposals and will not be considered as shares entitled to vote on the Proposal for purposes of determining whether the Proposals have been approved.

                            DIRECTORS AND MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

    The directors, executive officers and key employees of Symantec are as follows:

          NAME             AGE               POSITION
- -------------------------  ---  -----------------------------------
Gordon E. Eubanks, Jr.     49   President, Chief Executive Officer
                                 and Director
Robert R. B. Dykes         47   Executive Vice President, Worldwide
                                 Operations and Chief Financial
                                 Officer
John C. Laing              45   Executive Vice President, Desktop
                                 Products
Mark W. Bailey             37   Senior Vice President, Business
                                 Development
Ted Schlein                32   Vice President, Networking and
                                 Client/Server Technology
Derek P. Witte             39   Vice President, General Counsel and
                                 Secretary
Dana E. Siebert            36   Vice President, Worldwide Sales
Christopher Calisi         36   Vice President, Communication
                                 Products
Carl D. Carman (2)         60   Director, Chairman of the Board
Walter W. Bregman (1)      62   Director
Robert S. Miller (1)       54   Director
Leslie L. Vadasz (2)       59   Director
Charles M. Boesenberg      48   Director

- ------------------------
(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

    GORDON E. EUBANKS, JR. is the President and Chief Executive Officer of Symantec. He has served as a director of Symantec since November 1983 and as the President and Chief Executive Officer of Symantec since October 1986. Mr. Eubanks also served as Symantec's Chairman of the Board from November 1983 to October 1986 and from November 1990 to January 1993. Previously, Mr. Eubanks was Vice President of Digital Research Inc.'s commercial systems division where he was responsible for the development and marketing of all system software products. He left Digital Research in September 1983. Mr. Eubanks founded Compiler Systems, Inc. and authored its products: CBASIC, one of the first successful languages on personal computers, and CB80, a compiled version of CBASIC. Compiler Systems was acquired by Digital Research in August of 1981. Mr. Eubanks received his Bachelor of Science degree in Electrical Engineering from Oklahoma State University. He received his Masters degree in Computer Science from Naval Postgraduate School in Monterey, California.

Mr. Eubanks was a commissioned officer in the United States Navy from 1970 to 1979 serving in the Nuclear Submarine Force. Mr. Eubanks is also a director of NetFrame and RasterOps Corporation. He is a member of the IEEE and ACM.

    On February 26, 1993, criminal indictments were filed against Mr. Eubanks for allegedly violating various California Penal Code Sections relating to the misappropriation of trade secrets and unauthorized access to a computer system. Symantec believes that the charges have no merit.

    ROBERT R. B. DYKES is Executive Vice President, Worldwide Operations and Chief Financial Officer. Mr. Dykes joined Symantec in October 1988. From April 1984 to October 1988, Mr. Dykes was the Chief Financial Officer at Adept Technology, Inc., a robotics firm where he oversaw all financial procedures and reporting and developed venture capital and funding strategies. From July 1983 to April 1984, Mr. Dykes was with Xebec, a publicly held Winchester disk drive controller manufacturer, most recently as Chief Financial Officer. Prior to Xebec, Mr. Dykes spent 12 years in various financial positions at Ford Motor Company in New Zealand and Australia and with its Finance Staff in Dearborn, Michigan, most recently as manager of the marketing budgets for the Ford and Lincoln Mercury car divisions. Mr. Dykes holds a Bachelor of Commerce and Administration degree from Victoria University in Wellington, New Zealand. Mr. Dykes is on the board of directors of Flextronics International, Ltd.

    JOHN C. LAING is Executive Vice President, Desktop Products. Prior to this position, Mr. Laing served as Executive Vice President, Worldwide Sales. Mr. Laing joined Symantec in March 1989 as Vice President/Sales. Before joining Symantec, Mr. Laing served as Regional Director for Apple Computer, Inc., a microcomputer manufacturer, in the Midwest. In that position his responsibilities included managing Apple's sales, marketing and support activities within Illinois, Wisconsin and Northern Indiana. Prior to joining Apple in July 1986, Mr. Laing served as Vice President and General Manager at ECZEL Corporation, a division of Crown Zellerbach Corporation. Mr. Laing spent the majority of his earlier career at Xerox Corporation, where he served in a variety of sales and sales management positions over a ten-year period. Mr. Laing is a director of Macromedia, Inc., a multimedia software developer.

    MARK W. BAILEY is Senior Vice President, Business Development. Mr. Bailey has led Symantec's mergers and acquisitions effort since December 1989. Prior to that, Mr. Bailey was an associate partner with one of the early investors in Symantec, Kleiner Perkins Caufield & Byers. Before attending graduate school, Mr. Bailey worked at Hewlett Packard. Mr. Bailey received a Bachelor of Science degree cum laude in electrical engineering and computer science from Princeton University and an MBA from Harvard University's Graduate School of Business Administration.

    TED SCHLEIN is Vice President, Networking and Client/Server Technology Group. Prior to this position, Mr. Schlein was Vice President and General Manager, Client/Server Technology Group. Mr. Schlein has been an employee of Symantec since June 1986, and during that time, he has served in a variety of management positions including Vice President, European Business Development; Vice President, Data Management Group; and Director, Utilities Group. He holds a Bachelor of Science degree in economics from the University of Pennsylvania.

    DEREK P. WITTE is Vice President, General Counsel and Secretary. Mr. Witte joined Symantec in October 1990. From October 1987 until joining Symantec, Mr. Witte was Associate General Counsel and later Director of Legal Services for Claris Corporation, a software subsidiary of Apple. Between January and October 1987, Mr. Witte was Assistant General Counsel at Worlds of Wonder, Inc. Previously, Mr. Witte practiced law with the San Francisco based law firms of Brobeck, Phleger & Harrison and Heller Ehrman White & McAuliffe during the periods between 1981 and 1983 and 1983 and 1987, respectively. Mr. Witte holds a law degree and a Bachelor of Arts degree in Economics from the University of California at Berkeley. Mr. Witte has been a member of the California bar since 1981.

    DANA E. SIEBERT is Vice President, Worldwide Sales. Previously, Mr. Siebert served as Vice President, Worldwide Services at Symantec. Mr. Siebert joined Symantec in September 1987. From 1985 to

1987, Mr. Siebert was a Sales Manager at THINK Technologies where he was responsible for U.S. corporate, OEM and international sales. Previously, Mr. Siebert held a number of sales management positions in high technology companies including Wang Laboratories, Computerland Corporation and Burroughs Corporation. Mr. Siebert holds a Bachelor of Science degree in business administration from the University of New Hampshire.

    CHRISTOPHER CALISI is Vice President, Communication Products. From 1992 to 1996, Mr. Calisi held several positions within Symantec's Remote Access Business Unit including, Development Manager, Director of Development and most recently, General Manager. Mr. Calisi joined Symantec in 1992 from Unify Corporation, a relational database and 4GL tools vendor where he served as the Manager of Sales Engineers. Prior to Unify, Mr. Calisi held development positions with several relational database vendors including Britton Lee, Oracle and Computer Associates. Mr. Calisi holds a Bachelor of Science degree from the State University of New York at Empire State and has received executive training at the Wharton School. Mr. Calisi holds several copyrights for software innovations from 1981 through 1986 and is an associate of the IEEE Committee. Mr. Calisi became an executive officer of Symantec in May 1996.

    CARL D. CARMAN has been a director of Symantec since May 1984. Mr. Carman was appointed as Symantec's Chairman of the Board in January 1993. Mr. Carman first became a director of Symantec when he was elected to represent Masters Fund, a venture capital firm, on the Board. Mr. Carman has been a partner in Hill, Carman Ventures, a venture capital firm, since April 1989. Mr. Carman has also been a partner in Masters Fund since October 1983. Prior to founding Masters Fund in October 1983, he served from October 1979 to October 1983 as a Vice President of Research and Development and then as Executive Vice President of Technology at NBI, an office automation manufacturing company. Prior to that, Mr. Carman was the Vice President of Engineering at Data General Corporation. Mr. Carman is a director of Spectralink Corp. He holds a Bachelor of Science degree in Engineering from the University of Kentucky.

    WALTER W. BREGMAN has been a director of Symantec since his appointment by the Board in October 1988. Mr. Bregman has been Chairman and co-CEO of S&B Enterprises, a consulting firm, since March 1988, and since December 1992 has been President and CEO of Golf Scientific, Inc., a company which produces and sells golf instructional equipment. From July 1985 until June 1987, Mr. Bregman was President and owner of the Cormorant Beach Club. During the period from March 1979 through February 1985, Mr. Bregman was President, Playtex U.S.; President, Playtex Products; President, International Playtex, Inc.; member of the Board, Senior Vice President, Esmark; and Senior Vice President, Beatrice Inc. He has also been Vice President of Marketing and Advertising of Gallo Winery and President of NCK, Inc., an advertising agency in Europe. Mr. Bregman holds a Bachelor of Arts in English from Harvard College. Mr. Bregman is also a director and Chairman of the Board of RasterOps Corporation.

    ROBERT S. MILLER has been a director of Symantec since his appointment by the Board in September of 1994. Mr. Miller currently devotes substantially all of his time to his duties as Chairman of the Board of Morrison-Knudsen
Corporation, and the remainder of his time to performing his duties as a director of a number of other large corporations. From April 1992 until February 1993 he was a senior partner at James D. Wolfensohn, Inc., a New York investment banking firm. From 1979 until March 1992, he was an executive of Chrysler Corporation, where he served in various capacities, including as Vice Chairman of the Board and Chief Financial Officer. Mr. Miller holds a Bachelor of Arts in Economics from Stanford University, a law degree from Harvard Law School and a Masters of Business Administration from Stanford University's Graduate School of Business. In addition to serving as the Chairman of the Board of Morrison-Knudsen Corporation, Mr. Miller is also a director of Fluke Corp., MK Rail Corp., Federal Mogul Corporation, Pope & Talbot Inc. and Coleman Company.

    LESLIE L. VADASZ has been a director of Symantec since his appointment by the Board in June 1991. Mr. Vadasz is Senior Vice President of Intel Corporation and has been an employee of Intel since it was founded in 1968. Mr. Vadasz has held a variety of Engineering Management and General

Management roles, and currently is Director of Corporate Business Development of Intel. Mr. Vadasz holds a Bachelor of Science in Electrical Engineering from McGill University and is a fellow of the IEEE. Mr. Vadasz is also a director of Intel Corporation.

    CHARLES M. BOESENBERG has been a director of Symantec since June 16, 1994, and provided certain consulting services to Symantec from January 1995 through December 1995. Mr. Boesenberg is currently the President and Chief Executive Officer of Ashtech, Inc., a position that he assumed in January 1995. Mr. Boesenberg was an Executive Vice President of Symantec from June 1, 1994, when Symantec acquired Central Point Software, Inc. and continued in that capacity until December 1994. In February of 1992, Mr. Boesenberg joined Central Point as its President and Chief Operating Officer, and was elected as its Chief Executive Officer and Chairman in March 1992, and continued in those positions until the acquisition of Central Point by Symantec. From February 1989 to June 1991, Mr. Boesenberg was the Executive Vice President, Marketing of MIPS Computers Systems, Inc., a semiconductor and computer systems company, and from July 1991 to January 1992, he was the President of that company. From February 1987 to February 1991, Mr. Boesenberg was the Senior Vice President of U.S. Sales and Marketing at Apple Computer. Mr. Boesenberg holds a Bachelor of Science in mechanical engineering from Rose Hulman Institute of Technology and an Master of Science in business administration from Boston University. Mr.
Boesenberg   is  also  a  director  of  AER  Energy  Resources  Inc.  and  Merix
Corporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
    The following table sets forth certain information, as of July 15, 1996, with respect to the beneficial ownership of Symantec Common Stock by (i) each stockholder known by Symantec to be the beneficial owner of more than 5% of Symantec Common Stock, (ii) each director of Symantec, (iii) the four most highly compensated executive officers and the CEO of Symantec as calculated with respect to the fiscal year ended March 31, 1996, and (iv) all current executive officers and directors of Symantec as a group.

                                                                            AMOUNT AND
                                                                             NATURE OF
                                                                            BENEFICIAL       PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                                       OWNERSHIP (1)  OF CLASS (2)
- -------------------------------------------------------------------------  -------------  -------------
AIM Management Group, Inc. ..............................................     3,150,100          5.76%
 P.O. Box 4333
 Houston, Texas 77210 (3)
Gordon E. Eubanks, Jr. (4)...............................................       441,786         *
John C. Laing (5)........................................................       207,950         *
Carl D. Carman (6).......................................................       121,250         *
Robert R.B. Dykes (7)....................................................       115,410         *
Mark W. Bailey (8).......................................................       106,551         *
Charles M. Boesenberg (9)................................................        96,784         *
Leslie L. Vadasz (10)....................................................        85,750         *
Walter W. Bregman (11)...................................................        80,750         *
Dana E. Siebert (12).....................................................        33,394         *
Robert S. Miller (13)....................................................        28,000         *
All current Symantec executive officers and directors as a group (13
 persons) (14)...........................................................     1,457,798          2.60%

- ------------------------
 *  Less than 1%.

(1) The information above is based upon information supplied by officers and directors, and, with respect to principal stockholders, Schedules 13G and 13D (if any) filed with the SEC. Unless otherwise indicated below, the persons named in the table had sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2) Based on 54,726,783 voting shares, which is the sum of the issued and outstanding shares of Symantec Common Stock and the issued and outstanding Exchangeable Shares as of July 15, 1996.

(3) Based on information provided by AIM Management to Symantec in a Schedule 13G dated February 12, 1996.

(4) Includes 316,666 shares subject to options exercisable within 60 days of July 15, 1996.

(5) Includes 192,625 shares subject to options exercisable within 60 days of July 15, 1996.

(6) Includes 121,250 shares subject to options exercisable within 60 days of July 15, 1996.

(7) Represents 59,584 shares subject to options exercisable within 60 days of July 15, 1996.

(8) Represents 103,332 shares subject to options exercisable within 60 days of July 15, 1996.

(9) Represents 93,786 shares subject to options exercisable within 60 days of July 15, 1996.

(10) Includes 85,750 shares subject to options exercisable within 60 days of July 15, 1996.

(11) Includes 75,750 shares subject to options exercisable within 60 days of July 15, 1996.

(12) Includes 32,708 shares subject to options exercisable within 60 days of July 15, 1996.

(13) Includes 28,000 shares subject to options exercisable within 60 days of July 15, 1996.

(14) Includes 1,217,577 shares subject to options exercisable within 60 days of July 15, 1996, including the options described in notes (3)-(13).

COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth all compensation awarded, earned or paid for services rendered in all capacities to Symantec and its subsidiaries during each of the fiscal years ended on or about March 31, 1994, 1995 and 1996 to Symantec's Chief Executive Officer and Symantec's four most highly compensated executive officers, other than the Chief Executive Officer, during the fiscal year ended March 31, 1996. This information includes the dollar values of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred. Symantec does not grant stock appreciation rights and has no other long term compensation benefits.

                           SUMMARY COMPENSATION TABLE

                                                        ANNUAL COMPENSATION                        LONG TERM
                                          -----------------------------------------------         COMPENSATION
                                                                               OTHER        ------------------------
                                                                              ANNUAL         STOCK      ALL OTHER
                                                  SALARY       BONUS       COMPENSATION     OPTIONS   COMPENSATION
NAME & PRINCIPAL POSITION                 YEAR     ($)          ($)             ($)           (#)          ($)
- ----------------------------------------  ----  ----------   ----------   ---------------   -------  ---------------
Gordon E. Eubanks.......................  1996  350,000      118,150(2)          4,571(3)   220,000        10,527(4)
  President and Chief                     1995  350,000      187,842             1,940(3)         0        15,509(4)
  Executive Officer                       1994  329,167      116,470             5,500(3)   200,000        16,671(4)

Robert R.B. Dykes.......................  1996  300,000       83,784(2)          3,249(3)    60,000         4,349(5)
  EVP World-Wide                          1995  296,667      109,514             3,249(3)    30,000         3,210(5)
  Operations & CFO                        1994  270,833       81,516             9,898(3)   110,000         3,690(5)

John C. Laing...........................  1996  291,585(1)    39,942(2)          2,011(3)    60,000        29,824(6)
  EVP Desktop Utilities                   1995  337,669(1)    47,882               825(3)    23,000        29,390(6)
                                          1994  338,711(1)    35,843             2,981(3)    20,000        30,669(6)

Mark W. Bailey..........................  1996  276,667       84,311(2)          1,837(3)    50,000         4,544(7)
  Sr. VP Business Development             1995  256,667       84,553             1,837(3)    18,000         4,620(7)
                                          1994  232,273       58,111           --            60,000         4,620(7)

Dana E. Siebert.........................  1996  240,000       59,512(2)         27,287(3)    65,000         5,299(8)
  VP Worldwide Sales                      1995  195,000       80,378             1,388(3)    12,000         4,620(8)
                                          1994  182,236       37,443             1,388(3)    36,425         4,620(8)

- ------------------------
(1) Includes commissions of $142,044 and $137,669 and $91,585 respectively, for each of 1994, 1995 and 1996.

(2) Bonuses were not paid to the executive staff during the fourth quarter of the fiscal year ended March 31, 1996. Therefore, the bonuses reflected above for the 1996 fiscal year are an aggregate of the first three quarters only. See "Report of the Compensation Committee and Board on Executive Compensation."

(3) Automobile allowance and with respect to Mr. Siebert, also includes $25,900 in relocation expenses for 1996.

(4) Includes $13,880 of interest forgiven in 1994, $12,361 of interest forgiven in 1995 and $7,180 of interest forgiven in 1996; and also includes $2,791, $3,148 and $3,347, respectively, of matching contributions to Symantec's 401(k) plan in 1994, 1995 and 1996.

(5)  Consists  of   $3,690,  $3,210   and  $4,349,   respectively  of   matching
    contributions to Symantec's 401(k) plan in 1994, 1995 and 1996.

(6) Consists of $26,331 of mortgage assistance in each of 1994, 1995 and 1996, and $4,338, $3,059 and $3,493, respectively, of matching contributions to Symantec's 401(k) plan in 1994, 1995 and 1996.

(7) Includes approximately $4,620 of matching contributions to Symantec's 401(k) plan in 1994 and 1995 and $4,544 in 1996.

(8) Includes approximately $4,620 of matching contributions to Symantec's 401(k) plan in 1994 and 1995 and $5,299 in 1996.

                          OPTION GRANTS IN FISCAL 1996

    The following table sets forth further information regarding individual grants of options to purchase Symantec Common Stock during the fiscal year ended March 31, 1996 to each of the executive officers named in the Summary Compensation Table above. All grants were made pursuant to the 1988 Option Plan. In accordance with the rules of the SEC, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms based on assumed annualized rates of compound stock price appreciation of 5% and 10% from the dates the options were granted to the end of the respective option terms. Actual gains, if any, on option exercises are dependent on the future performance of Symantec's Common Stock and overall market conditions. There can be no assurances that the potential realizable values shown in this table will be achieved.

                                                                                                   POTENTIAL REALIZABLE VALUE
                                                          INDIVIDUAL GRANTS                         AT ASSUMED ANNUAL RATES
                                      ----------------------------------------------------------         OF STOCK PRICE
                                      # OF SHARES      % OF TOTAL                                         APPRECIATION
                                      UNDERLYING     OPTIONS GRANTED     EXERCISE                     FOR OPTION TERM (3)
                                        OPTIONS      TO EMPLOYEES IN       PRICE     EXPIRATION   ----------------------------
NAME                                  GRANTED (1)    FISCAL YEAR (2)      ($/SHR)       DATE           5%             10%
- ------------------------------------  -----------  -------------------  -----------  -----------  -------------  -------------
Gordon Eubanks......................     220,000            3.96%       $   10.3125     1/17/06   $   1,426,804  $   3,615,803
Robert Dykes........................      60,000            1.08%       $   10.3125     1/17/06   $     389,100  $     986,128
John Laing..........................      60,000            1.08%       $   10.3125     1/17/06   $     389,100  $     986,128
Mark Bailey.........................      50,000             .90%       $   10.3125     1/17/06   $     324,250  $     821,773
Dana Siebert........................      65,000            1.17%       $   10.3125     1/17/06   $     421,525  $   1,068,305

- ------------------------
(1) Stock options are granted with an exercise price equal to the fair market value of Symantec Common Stock on the date of grant. These options were granted under the 1988 Option Plan and generally become exercisable 25% after the first year and ratably in monthly increments over the succeeding three years. Options lapse after ten years or, if earlier, 90 days after termination of employment.

(2) Symantec granted options on a total of 5,549,500 shares to employees and consultants in fiscal 1996, of which 2,028,997 were granted as a result of a cancellation and regrant of options at an exercise price of $13.10 under the 1988 Option Plan. None of the persons listed participated in the cancellation and regrant of options (see "Report on Repricing of Options"). Percentages are based on the total of 5,549,500 options granted.

(3) The 5% and 10% assumed rates of annual compound stock price appreciation are mandated by rules of the SEC and do not represent Symantec's estimate or projection of future Symantec Common Stock prices.

   AGGREGATE OPTION EXERCISES IN FISCAL 1996 AND MARCH 29, 1996 OPTION VALUES

                                                                                           VALUE OF UNEXERCISED
                                                                   NUMBER OF SHARES            IN-THE-MONEY
                                                                UNDERLYING UNEXERCISED          OPTIONS AT
                                                                        OPTIONS               MARCH 29, 1996
                                   ACQUIRED ON       VALUE         AT MARCH 29, 1996            ($) (1)(2)
NAME                               EXERCISE (#)  REALIZED ($)   EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
- ---------------------------------  ------------  -------------  -----------------------  ------------------------
Gordon Eubanks...................      105,000   $   3,143,696         80,000/220,000    $       250,000/$536,250
Robert Dykes.....................      100,000   $   1,579,375          12,500/77,500    $        28,125/$185,625
John Laing.......................       10,000   $     200,000         171,521/74,979    $     1,015,453/$179,172
Mark Bailey......................        8,084   $     165,743          49,416/60,500    $        90,228/$145,500
Dana Siebert.....................       25,000   $     520,021           6,720/72,000    $        25,010/$174,188

- ------------------------
(1) The valuations shown above for unexercised in-the-money options are based on the difference between the option exercise price and the fair market value of the stock on March 29, 1996 ($12.75 per share). These values have not been, and may never be, realized.

(2) The value realized for option exercises is the aggregate fair market value of Symantec Common Stock on the date of exercise less the exercise price.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

    In December 1991, Symantec entered into agreements with each of Robert R.B. Dykes, its Executive Vice President, Worldwide Operations and Chief Financial Officer, and John C. Laing, its Executive Vice President, Desktop Products, providing for certain benefits to such executives in the event their employment is terminated without cause within one year after the occurrence of a merger, consolidation or similar transaction that results in a change in control of Symantec. "Change of control" includes (a) any consolidation or merger of Symantec with or into any other corporation or corporations in which the stockholders of Symantec immediately prior to the consolidation or merger do not retain a majority of the voting power of the surviving corporation, (b) a change in the majority of the Board resulting from any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, or any sale of all or substantially all of the assets of Symantec. If, within one year after a change in control, Messrs. Dykes' or Laing's employment is terminated other than for cause or disability, Messrs. Dykes and/or Laing, as the case may be, would be entitled to receive severance pay equal to his base salary as of the date of such termination in accordance with Symantec's normal payroll practices for a period of one year, to have all unvested stock options become fully vested and exercisable in accordance with their terms notwithstanding any vesting schedule in such options to the contrary, and to have benefits provided to him as of the date of such termination under Symantec's health, dental, life, disability and other benefit plans continued for a period of one year. In addition, if any such payments would be subject to the tax imposed by Section 4999 of the U.S. Code, Messrs. Dykes and Laing would be entitled to receive additional amounts such that the net amount of the payments and benefits, after deduction of taxes, would be equal to the total aggregate original amount of the payments and benefits payable.

    On June 1, 1994, Symantec entered into an Employment and Consulting Agreement with Charles M. Boesenberg (the "Employment Agreement") in connection with the acquisition by Symantec of Central Point, which was subsequently amended in December 1994. The Employment Agreement, as amended, provided for an employment period which began June 1, 1994 and continued to December 31, 1994 (the "Initial Employment Period"), and a period during which Mr. Boesenberg would act as a consultant to Symantec, beginning with the termination of his employment and continuing until January 1, 1996 (the "Consulting Period"). Mr. Boesenberg's base compensation during the Initial Employment Period was $235,000 per year; the base compensation during the Consulting Period was $360,000 per year. Mr. Boesenberg's compensation for the Consulting Period reflects compensation that would otherwise have been payable to Mr. Boesenberg under a pre-existing agreement with Central Point Software, Inc. due to the change in control of Central Point that was effected by Symantec's acquisition of Central Point. Under the Employment Agreement, Mr. Boesenberg waived all rights to receive compensation under that pre-existing agreement. In addition to base compensation, the Employment Agreement provided for Mr. Boesenberg to receive bonuses of $31,250 per quarter in the Initial Employment Period based on quarterly targets, and adjusted upward or downward based on a formula relating to the revenue and expenses of Symantec's Central Point business unit. The Employment Agreement also provided that each outstanding option previously granted to Mr. Boesenberg by Central Point was immediately exercisable for an additional number of shares equal to that number of shares for which each such option would have become exercisable during the two years after the date of the acquisition. The exercisability of these additional shares reflects rights Mr. Boesenberg had under a pre-existing agreement with Central Point due to the change in control of Central Point that was effected by Symantec's acquisition of Central Point. The Employment Agreement also provides that Mr. Boesenberg may not compete, directly or indirectly, with Symantec in the area of computer utility software for a period of four years. During the Consulting Period, Mr. Boesenberg has provided Symantec with advice on employee compensation and has been substantially involved in assisting Symantec in defending lawsuits arising from the business of Central Point.

                         REPORT ON REPRICING OF OPTIONS

    The following table sets forth information regarding Symantec's repricing of options since its initial public offering. On September 23, 1992, Symantec repriced outstanding options resulting in an $11.00 exercise price, and on March 4, 1996, Symantec offered employees the opportunity to cancel and receive regranted options at $13.10. With respect to the cancellation and regrant of options occurring on March 4, 1996, Messrs. Eubanks, Dykes, Laing and Bailey were not entitled to participate.

                                                                           MARKET
                                                                            PRICE
                                                                             OF
                                                              NUMBER OF     STOCK                             LENGTH OF
                                                              SECURITIES     AT     EXERCISE               ORIGINAL OPTION
                                                              UNDERLYING   TIME OF  PRICE AT      NEW      TERM REMAINING
                                                               OPTIONS     REPRICING  TIME OF  EXERCISE      AT DATE OF
NAME                                                 DATE    REPRICED (#)  ($)      REPRICING ($) PRICE ($)    REPRICING
- --------------------------------------------------  -------  ------------  -------  ---------  ---------   ---------------
Gordon Eubanks....................................   3/4/96            0      N/A        N/A      N/A            N/A
                                                    9/23/92            0      N/A        N/A      N/A            N/A
Robert Dykes......................................   3/4/96            0      N/A        N/A      N/A            N/A
                                                    9/23/92            0      N/A        N/A      N/A            N/A
John Laing........................................   3/4/96            0      N/A        N/A      N/A            N/A
                                                    9/23/92       40,000   $11.00   $16.9375   $11.00      8 yrs, 122 days
                                                                  75,000   $11.00   $ 39.125   $11.00      9 yrs, 217 days
Ted Schlein.......................................   3/4/96            0      N/A        N/A      N/A            N/A
                                                    9/23/92        4,400   $11.00   $16.9375   $11.00      8 yrs, 122 days
                                                                  11,000   $11.00   $  24.00   $11.00      8 yrs, 214 days
                                                                  16,000   $11.00   $  28.25   $11.00      8 yrs, 354 days
Mark Bailey.......................................   3/4/96            0      N/A        N/A      N/A            N/A
                                                    9/23/92        3,875   $11.00   $  24.00   $11.00      8 yrs, 214 days
                                                                  50,000   $11.00   $  45.00   $11.00      9 yrs, 184 days
Derek Witte.......................................   3/4/96        6,400   $12.625  $  17.25   $13.10(1)   9 yrs, 72 days
                                                    9/23/92        6,000   $11.00   $  42.25   $11.00      9 yrs, 121 days
Dana Siebert......................................   3/4/96            0      N/A        N/A      N/A            N/A
                                                    9/23/92        7,050   $11.00   $16.9375   $11.00      8 yrs, 122 days
                                                                   4,500   $11.00   $  24.00   $11.00      8 yrs, 214 days
                                                                   7,500   $11.00   $  35.25   $11.00      9 yrs, 86 days
Christopher Calisi................................   3/4/96        3,438   $12.625  $  17.25   $13.10(1)   7 yrs, 195 days
                                                                  12,600   $12.625  $  22.00   $13.10(1)   9 yrs, 44 days
                                                    9/23/92        6,900   $11.00   $  29.75   $11.00      9 yrs, 293 days

- ------------------------
(1) The exercise price of $13.10 for regranted options was an average of the closing prices of Symantec Common Stock as reflected on the Nasdaq National Market during the 15 trading days prior to March 4, 1996.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Symantec's Compensation Committee consisted of Walter W. Bregman and  Leslie
L. Vadasz until October, 1995, when Carl D. Carman replaced Mr. Bregman. None of Mr. Bregman, Mr. Carman nor Mr. Vadasz has ever been an officer of Symantec or any of its subsidiaries, and none has any relationship requiring disclosure under any paragraph of Item 404 of Regulation S-K.

    REPORT OF THE COMPENSATION COMMITTEE AND BOARD ON EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE POLICY

    The Compensation Committee (the "Committee") acts on behalf of the Board to establish the general compensation policies for Symantec's executive officers, including the salary levels and target bonuses for the Chief Executive Officer ("CEO") and other executive officers. The Committee also administers Symantec's bonus programs. The Board administers awards to executive officers under the Company's stock option plan. During Committee or Board meetings, all discussions regarding compensation of the CEO are held without his attendance. Similarly, none of the other named executive officers are present during discussions regarding their compensation.

    The Board and the Committee believe that the compensation of the CEO and Symantec's other executive officers should be based to a substantial extent on Symantec's performance. Consistent with this philosophy, a designated portion of the compensation of each executive is contingent upon corporate performance and adjusted where appropriate, based on an executive's performance against personal performance objectives. Each executive officer's performance for the past fiscal year and objectives for the current year are reviewed, together with the executive's responsibility level and Symantec's fiscal performance versus objectives and potential performance targets for the current year. When establishing salaries, bonus levels and stock option awards for executive officers, the Committee considers: (1) Symantec's financial performance during the past year and recent quarters, (2) the individual's performance during the past year and recent quarters, and (3) the salaries of executive officers in similar positions of companies of comparable size and other companies within the computer industry. With respect to executive officers other than the CEO, the Committee places considerable weight upon the recommendations of the CEO. The method for determining compensation varies from case to case based on a discretionary and subjective determination of what is appropriate at the time.

    Symantec's Human Resources department obtains from an independent consultant executive compensation data from other high technology companies, including high technology companies of a similar size, and in fiscal 1996 provided this data to the Board and the Committee for their consideration in connection with the determination of levels of compensation and stock option awards. The companies included in the sample from which this data was derived included companies present in the S&P High Tech Index (used for purposes of the returns data presented in "Company Stock Price Performance" below), but the sample was not intended to correlate with this index. For fiscal 1996, Symantec did not set target compensation levels for executive compensation based on this survey, but used this data for informational purposes only. Changes to compensation levels were established based on discretionary judgments made by the Compensation Committee and, with respect to executive officers other than the CEO, by the CEO.

COMPENSATION OF EXECUTIVE OFFICERS DURING FISCAL 1996

    During the fiscal year ended March 31, 1996, salaries for executive officers began at levels established in the prior year. The salaries of Messrs. Dykes, Laing and Schlein remained the same or increased moderately (less than 5%). The salaries of Messrs. Bailey, Siebert and Witte increased more significantly (between 10% and 23%) in recognition of increased responsibilities undertaken during the period.

    Prior to January 1, 1996, bonuses for Symantec's executive officers and the executive staff were paid pursuant to the quarterly bonus program, as described in the paragraph below. All of the company's executive officers, except for Mr. Witte, are on the executive staff and report directly to Mr. Eubanks. Commencing with January 1, 1996, however, bonuses for the executive staff will be paid on a calendar year basis. Under the new calendar year bonus program, members of the executive staff will receive bonuses at the end of the calendar year as determined by the Board of Directors based on the recommendation of the CEO. Bonuses for executive staff will be based on a combination of three performance variables: Symantec's growth in net revenue and pre-tax profit as well as an individual's performance objectives. Growth in net revenue is given a 50% weighting factor, pre-tax profit is given a 30% weighting factor and an individual's performance is given a 20% weighting factor. For each variable, a rating from 0 to 2 is assigned, which is based on the performance of Symantec or the individual. The rating is multiplied by the percentage weighting factor. The sum of the three products determines what portion of the individual's base salary is awarded as a bonus.

    With respect to the first three quarters of fiscal 1996, bonuses for the executive staff were determined in accordance with the quarterly bonus program. Under the quarterly bonus program, a bonus pool is established pursuant to a formula that is based on the company's financial performance. The pool for the quarterly bonus program, plus a pool for non-management profit sharing is increased, on a pro rata basis, by a percentage of operating income in excess of Symantec's plan for the quarter, and is reduced if operating income falls below Symantec's plan. Individual bonuses were paid based on an established formula that factors in an individual's performance rating, bonus target and quarterly earnings. Bonus targets were generally fixed percentages of an executive officer's base salary, and performance objectives were established as a basis for determining performance ratings. The Committee determined the CEO's performance rating, and the CEO allocated the remainder of the pool to the remaining participants (including executive officers), all based on each participant's performance during the quarter. The total of individual bonuses was controlled by the overall bonus pool, as adjusted by factors relating to earnings and individual performance.

    Under the quarterly bonus program, the overall pool and an individual's performance rating are determined based on overall corporate performance, group performance and individual performance. Overall corporate performance was judged based primarily on operating profit/loss, excluding non-recurring charges. Group performance was judged based on a variety of factors, including ability to achieve budgeted revenue and expense levels, and to release new products and upgrades to existing products on a timely basis. Individual performance was judged based on a variety of factors, including ability to achieve individual performance goals. Because the pool of funds available for bonuses was determined by corporate financial performance, bonuses could be significantly affected if corporate financial performance fell short of desired objectives. Overall corporate performance determined the pool of funds available for bonuses; individual and group performance ratings determined actual payouts. While bonuses were determined largely based on the total amount of the pool, individual and group performance ratings reflected a variety of subjective considerations.

    The specific financial and business objectives established under the quarterly and the calendar year bonus programs are confidential commercial and business information. As such, such information need not be disclosed pursuant to Instruction 2 to Item 402(k) of Regulation S-K. Nevertheless, the general criteria taken into account by Symantec in awarding bonuses in fiscal year 1996 included Symantec's ability to achieve budgeted revenue levels, to stay within budgeted expense levels and to release new products and upgrades to existing products on a timely basis.

    Symantec establishes its financial objectives in connection with its normal financial budgeting process. Approximately every six months, a budget is established for the following four fiscal quarters. During each six-month budget cycle, changes to the budgets are made to reflect changed conditions. In addition, the budgets may be modified in between normal budget cycles if significant events occur. Symantec's performance with respect to operating profit/loss is the primary financial objective considered in determining compensation for executive officers, although subjective factors, such as ability to meet project schedules and ship products in accordance with those schedules are also considered for executive officers with management responsibility for product groups. Symantec met its budgeted goals during the first, second and fourth quarters of the fiscal year. During the third quarter, bonuses to the executive officers were significantly reduced as a result of the company's actual performance as compared to its budgeted goals.

STOCK OPTIONS GRANTED TO EXECUTIVE OFFICERS IN FISCAL 1996

    The Board periodically reviews the number of vested and unvested options held by executive officers and makes stock option grants to executive officers to provide greater incentives to those officers to continue their employment with Symantec and to strive to increase the value of Symantec Common Stock. Stock options typically have been granted to executive officers when the executive first joins Symantec, in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. When making stock option grants for executive officers, the Board considers Symantec's performance during the past year and recent quarters, the responsibility level and performance of the executive officer, prior option grants to the executive officer and the level of vested and unvested options. The stock options generally become exercisable over a four-year period, and have exercise prices equal to the fair market value of Symantec Common Stock on the date of grant.

    During the fiscal year ended March 31, 1996, the Board, based on recommendations from the Compensation Committee, made certain stock option grants to executive officers (see "Option Grants in Fiscal 1996"). The general purpose of these grants was to provide greater incentives to these executive officers to continue their employment with Symantec and to strive to increase the long-term value of Symantec Common Stock. Specific stock option grants made by the Board, upon recommendation of the Compensation Committee, during Symantec's fiscal year 1996 were based on past performance, anticipated future contribution and ability to impact corporate and/or business unit results, consistency within the executive's peer group, prior option grants to the executive officer and the level of vested and unvested options. Symantec does not set specific target levels for options granted to named executive officers or for Mr. Eubanks. The number of stock options awarded is based on a discretionary and subjective determination by the Compensation Committee, in consultation with the CEO, of what they believe is appropriate for each officer, with consideration given by the Compensation Committee to the foregoing factors. The relative importance of these factors varies from case to case based on a discretionary and subjective determination by the Compensation Committee of what is appropriate at the time. In fiscal 1996, the primary factor considered in granting the options to executive officers was the number of unvested options held by the executive officers.

    In March 1996, Symantec offered 2,045 employees who were holding 4,949,961 options granted pursuant to Symantec's option plans, the opportunity to cancel such options and be granted new options with an exercise price equal to $13.10. The Board of Directors approved this offer for the purpose of retaining employees in a competitive job market. The exercise price of $13.10 is an average of the closing prices of Symantec's common stock, as reflected on the Nasdaq National Market, during the fifteen days of trading prior to March 4, 1996, the date on which the elected options were canceled and regranted to participating employees. Symantec's Board of Directors and Messrs. Eubanks, Dykes, Laing and Bailey were not entitled to participate in this offer. See "-- Report on Repricing of Options."

FISCAL 1996 CEO COMPENSATION

    Compensation for the CEO is determined through a process similar to that discussed above for executive officers in general. The salary for the CEO during the fiscal year ended March 31, 1996 remained at the level established in the prior year.

    Mr. Eubanks' bonuses are determined on the same basis as bonuses for the rest of the executive staff, except that with respect to the first three quarters of the fiscal year when bonuses for the executive staff were determined in accordance with the quarterly bonus program, no group performance factor was considered (i.e., overall corporate performance was used in lieu of group performance). As noted above, Symantec's financial performance was measured primarily with respect to operating profit/loss.

STOCK OPTIONS GRANTED TO CEO IN FISCAL 1996

    The Board periodically reviews the number of vested and unvested options held by the CEO and makes stock option grants to the CEO to provide greater incentives to him to continue his employment with Symantec and to strive to increase the value of Symantec Common Stock. When making stock option grants to the CEO, the Board considers Symantec's performance during the past year and recent quarters, the performance of the CEO, prior option grants to the CEO and the level of vested and unvested options. The stock options generally become exercisable over a four-year period, and have exercise prices equal to the fair market value of Symantec Common Stock on the date of grant.

    During the fiscal year ended March 31, 1996, Mr. Eubanks received options to acquire 220,000 shares of stock. The primary consideration for making additional grants to Mr. Eubanks was the relatively low number of unvested options held by Mr. Eubanks prior to the additional grants and the desire to motivate Mr. Eubanks and directly relate a significant portion of his future compensation to the company's stock price performance.

CHANGES TO TAX LAW -- LIMITS ON EXECUTIVE COMPENSATION

    The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the U.S. Code. Section 162(m) limits deductions for certain executive compensation in excess of $1 million. Certain types of compensation are deductible only if performance criteria are specified in detail, and payments are contingent on stockholder approval of the compensation arrangement. Symantec believes that it is in the best interests of its stockholders to structure its compensation plans to achieve maximum deductibility under Section 162(m) with minimal sacrifices in flexibility and corporate objectives. With respect to non-equity compensation arrangements, the Compensation Committee has reviewed the terms of those arrangements most likely to be subject to Section 162(m) and believes that at this time no changes are necessary. The Committee will continue to monitor this situation and will take appropriate action if and when it is warranted. Since corporate objectives may not always be consistent with the requirements for full deductibility, it is conceivable that Symantec may enter into compensation arrangements in the future under which payments are not deductible under Section 162(m); deductibility will not be the sole factor used by the Committee in ascertaining appropriate levels or modes of compensation.

  By: The Compensation Committee of the Board of Directors:

  Carl D. Carman
  Leslie L. Vadasz

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                        MARCH 31, 1991 TO MARCH 31, 1996

    The graph below compares the cumulative total stockholder return on Symantec Common Stock from March 31, 1991 to March 31, 1996 with the cumulative total return on the S&P 500 Composite Index and the S&P High Technology Index over the same period (assuming the investment of $100 in Symantec Common Stock and in each of the other indices on March 31, 1991, and reinvestment of all dividends). The past performance of Symantec's Common Stock is no indication of future performance.

                              SYMANTEC CORPORATION

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                        MARCH 31, 1991 TO MARCH 31, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           SYMANTEC CORPORATION    S&P 500    S&P HIGH TECH COMPOSITE
3/91                         100        100                        100
3/92                         177        111                        102
3/93                          53        128                        112
3/94                          65        130                        132
3/95                          95        150                        167
3/96                          53        198                        226

- ------------------------
(1) The graph assumes that $100 was invested in Symantec's Common Stock and in each Index on March 31, 1991.

(2) The total return for each of Symantec Common Stock, the S&P 500 and the S&P High Tech Composite assumes the reinvestment of dividends, although dividends have not been declared on Symantec Common Stock. Historical returns are not necessarily indicative of future performance.

    The graph below compares the cumulative total shareholder return on Symantec Common Stock from June 30, 1989 (the date of Symantec's initial public offering was June 23, 1989) to March 31, 1996 with the cumulative total return on the S&P 500 Composite Index and the S&P High Technology Index over the same period (assuming the investment of $100 in Symantec Common Stock and in each of the other indices on June 30, 1989, and reinvestment of all dividends). Symantec has provided this additional data to provide the perspective of a longer time period which is consistent with Symantec's history as a public company. The past performance of Symantec's Common Stock is no indication of future performance.

                              SYMANTEC CORPORATION

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                        JUNE 23, 1989 TO MARCH 31, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           SYMANTEC CORPORATION    S&P 500    S&P HIGH TECH COMPOSITE
6/89                         100        100                        100
3/90                         174        109                        101
3/91                         420        125                        110
3/92                         743        138                        112
3/93                         224        160                        124
3/94                         272        162                        145
3/95                         400        187                        184
3/96                         224        248                        247

- ------------------------
(1) Symantec's initial public offering was on June 23, 1989. Data is shown beginning June 30, 1989 because data for cumulative returns on the S&P 500 and the S&P High Tech Composite indices are available only at month end.

(2) The graph assumes that $100 was invested in Symantec's Common Stock and in each Index on June 30, 1989.

(3) The total return for each of Symantec Common Stock, the S&P 500 and the S&P High Tech Composite assumes the reinvestment of dividends, although dividends have not been declared on Symantec Common Stock. Historical returns are not necessarily indicative of future performance.

CERTAIN TRANSACTIONS

    In March 1989, Symantec sold 45,000 shares of Symantec Common Stock to Gordon E. Eubanks, Jr., at a per share price of $2.67. Mr. Eubanks paid for the shares with a $120,000, 9% promissory note payable in four years. On March 23, 1993, the promissory note representing this indebtedness became due and was replaced with a new nine-year promissory note, bearing interest at 6%. So as long as Mr. Eubanks remains employed by Symantec, accrued interest on the note will be forgiven annually and Symantec will pay Mr. Eubanks the amount of his tax liability on such forgiveness. As of March 31, 1996, the outstanding principal balance on this note was $120,000.

    In August 1989, Symantec entered into a Housing Assistance Agreement with John C. Laing, whereby Symantec agreed to pay Mr. Laing $2,194 per month towards the mortgage on his residence until July 1, 1996, unless certain events occur, including the sale of the residence or Mr. Laing's termination of employment with Symantec. The agreement provided that if the residence is sold, Mr. Laing must pay Symantec approximately 20% of any gain on such sale, and, if the residence is not sold by July 1, 1996, Mr. Laing must pay Symantec approximately 20% of any appreciation in the value of the residence as of that date. The house was not sold by July 1, 1996, and Symantec and Mr. Laing are in the process of determining the appreciation in the value of the residence, in accordance with the terms of the agreement.

    In connection with the merger of Peter Norton Computing, Inc. with and into Symantec in August 1990, (the "Norton Merger"), Symantec and Peter Norton, who was a member of the Board until September 1994, entered into a Publicity Agreement pursuant to which Mr. Norton has granted to Symantec a perpetual, exclusive license to use his name and image for computer software products for a royalty equal to the greater of 1% of net sales of products bearing Mr. Norton's name or 0.4% of the suggested retail price of such products. Mr. Norton also has agreed to make himself available until August 31, 1995 for certain personal appearances, press conferences and other public appearances. Mr. Norton may terminate the agreement if Symantec fails to pay Mr. Norton an average of at least $30,000 of royalties in any three consecutive years. For the fiscal years ended April 1, 1994, March 31, 1995 and March 29, 1996 the amount of these royalties payable to Mr. Norton was approximately $1.6 million, $1.9 million and $2.9 million respectively.

    As a condition of the Norton Merger, Symantec amended its present Registration Rights Agreement, to include Mr. Norton as a holder (collectively, the "Holders"), thereby extending to Mr. Norton certain rights to register the shares of Symantec Common Stock received in the Norton Merger under the Securities Act. The Registration Rights Agreement entitles the Holders, whenever Symantec proposes to register any of its securities under the Securities Act, either for its own account or the accounts of its security holders, to notice of such registration and to include shares of such Common Stock therein, subject to certain conditions and limitations. The Holders of a majority of the shares with registration rights may require Symantec, on not more than two occasions with respect to registration on forms other than Form S-3 (Mr. Norton being only allowed to make one such demand) and on an unlimited number of occasions with respect to registrations on Form S-3, to register all or a part of their registrable shares under the Securities Act, and Symantec is required to use its best efforts to effect such registration, subject to certain conditions and limitations. Generally, Symantec is required to bear the expense of all such registrations (other than those on Form S-3) except for underwriting discounts and commissions. The foregoing registration rights under the amended Registration Rights Agreement will terminate on January 1, 2000. Accordingly, Mr. Norton has the right to cause Symantec to use its best efforts to register some or all of his shares for resale.

    Symantec has  adopted provisions  in its  certificate of  incorporation  and by-laws that limit the liability of its directors and provide for indemnification of its officers and directors to the full extent permitted under Delaware law. Under Symantec's Certificate of Incorporation, and as permitted under the DGCL, directors are not liable to Symantec or its stockholders for monetary damages arising from a breach of their fiduciary duty of care as directors, including such conduct during a merger or tender offer. In addition, Symantec has entered into separate indemnification agreements with its directors and officers that could require Symantec, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors or officers. Such provisions do not, however, affect liability for any breach of a director's duty of loyalty to Symantec or its stockholders, liability for acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, liability for transactions in which the director derived an improper personal benefit or liability for the payment of a dividend in violation of Delaware law. Such limitation of liability also does not limit a director's liability for violation of, or otherwise relieve Symantec or its directors from the necessity of complying with, federal or state securities laws or affect the availability of equitable remedies such as injunctive relief or rescission.

                                 THE PROPOSALS

PROPOSAL NO. 1 -- ELECTION OF SYMANTEC DIRECTORS

    At the Symantec Stockholders Meeting, the six current members of the Board will be nominated for reelection. These nominees are Charles M. Boesenberg, Walter W. Bregman, Carl D. Carman, Gordon E. Eubanks, Jr., Robert S. Miller and Leslie L. Vadasz. Each of these directors was elected at Symantec's annual meeting of stockholders on November 22, 1995.

    Each director will hold office until the next annual meeting of stockholders and until his successor has been elected and qualified or until his earlier resignation or removal. The size of Symantec's Board is currently set at six members. Shares represented by the accompanying proxy will be voted for the election of the six nominees recommended by Symantec's management unless the proxy is marked in such a manner as to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. Symantec is not aware of any nominee who will be unable to or for good cause will not serve as a director. There is no family relationship between any director or executive officer of Symantec and any other director or executive officer of Symantec.

    For certain information about the current directors, see "DIRECTORS AND MANAGEMENT -- Directors and Executive Officers."

BOARD MEETINGS AND COMMITTEES

    During the fiscal year ended March 31, 1996, the Board of Symantec held a total of ten meetings. The Board has an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing a similar function.

    Messrs. Bregman and Miller are currently the members of Symantec's Audit Committee, which met four times during the fiscal year ended March 31, 1996. The Audit Committee meets with Symantec's outside auditors and reviews Symantec's accounting policies and internal controls.

    Messrs. Carman and Vadasz are currently the members of Symantec's Compensation Committee, which met six times during the fiscal year ended March 31, 1996. The Compensation Committee recommends cash-based compensation for executive officers of Symantec.

DIRECTORS' COMPENSATION

    Messrs. Bregman, Boesenberg, Miller and Vadasz are each entitled to receive $1,500 per meeting of the Board or a Committee of the Board which they attend. During fiscal 1996, Mr. Boesenberg received $4,500 for attending Board meetings, Mr. Bregman received $1,500 for attending Board meetings, Mr. Miller received $12,000 for attending Board meetings, and Mr. Vadasz received $25,500 for attending Board meetings in 1994, 1995 and 1996. All members of the Board are reimbursed for invoiced out-of-pocket expenses that they incur in attending Board meetings.

    Mr. Boesenberg has an employment and consulting agreement with Symantec that states the terms of his compensation. Pursuant to that agreement, Mr. Boesenberg was an employee of Symantec until December 31, 1994, and from January 1, 1995 through December 31, 1995 was a consultant to Symantec. See "DIRECTORS AND MANAGEMENT -- Compensation of Executive Officers -- Employment Contracts, Termination of Employment and Change in Control Arrangements."

    Mr. Bregman began to provide services to Symantec as a marketing consultant in July 1995. In exchange for these services, Mr. Bregman has been included for coverage under Symantec's Employee Medical Plan. The annual fair market value of this arrangement is approximately $21,000.

    During fiscal 1996, Messrs. Bregman, Miller, Boesenberg and Vadasz each received a non-qualified stock option to purchase 6,000 shares of Symantec's Common Stock at an exercise price of $21.25 per share. During fiscal 1996, Mr. Carman received a non-qualified stock option to purchase 20,000 shares of Symantec's Common Stock at an exercise price of $21.25 per share. Each of these options were granted automatically, pursuant to the 1993 Directors Plan. The 1993 Directors Plan provides that new directors receive an initial grant of 16,000 shares, continuing non-employee directors other than the Chairman receive an annual grant of 6,000 shares, and the Chairman receives an annual grant of 20,000 shares.

                   THE BOARD RECOMMENDS A VOTE "FOR" ELECTION
                    OF EACH OF THE SIX NOMINATED DIRECTORS.

PROPOSAL NO. 2 -- APPROVAL OF AMENDMENT TO SYMANTEC'S 1996 EQUITY INCENTIVE PLAN

    PROPOSED AMENDMENT

    At the Symantec Stockholders Meeting, Symantec's stockholders and holders of Exchangeable Shares will be asked to consider and vote upon a proposal to amend Symantec's 1996 Equity Incentive Plan (the "96 Plan") to make available for issuance thereunder an additional number of shares of Symantec Common Stock equal to the number of options previously granted pursuant to Symantec's terminated 1988 Option Plan that expire, are cancelled or become unexercisable for any reason without having been exercised in full, provided that such additional number does not exceed 1,336,373, which will raise the 96 Plan's limit on shares that may be issued pursuant to awards granted thereunder from 2,741,573 to 4,077,946 so that the 96 Plan is able to accommodate the increase in shares caused by the cancellation or expiration of options under the 1988 Option Plan.

    The Board of Directors believes that the increase in shares available under the 96 Plan is in the best interests of Symantec for the following reasons. Simultaneous with stockholder approval of the 96 Plan on May 14, 1996, Symantec's 1988 Option Plan was terminated. The termination of the 1988 Option Plan limits the ability of Symantec to grant options to new employees who replace former Symantec employees who held options granted under the 1988 Option Plan at the time of termination. By limiting the proposed increase in the number of shares issuable under the 96 Plan to the number of forfeited shares which are no longer issuable under the 1988 Option Plan, Symantec is effectively offsetting the increase by a reduction in shares issuable under the 1988 Option Plan. Although Symantec's management cannot be certain of the number of options that will be cancelled under the 1988 Option Plan due to employee turnover, during the 1994, 1995 and 1996 fiscal years, 954,366, 1,035,174 and 938,825 options held by former employees were cancelled, respectively.

    SUMMARY OF 1996 EQUITY INCENTIVE PLAN

    The following is a summary of the principal provisions of the 96 Plan as proposed to be amended and is not intended to be complete. For your convenience, the 96 Plan as proposed to be amended has been reproduced in its entirety in Annex A to this Proxy Statement, and Symantec's stockholders are urged to review the full text of the plan. Tax information related to the 96 Plan follows this summary.

    GENERAL. The 96 Plan was adopted by Symantec's Board of Directors on March 4, 1996 and approved by the stockholders on May 14, 1996. The purpose of the 96 Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of Symantec, by offering them an opportunity to participate in the company's future performance through awards of options.

    ADMINISTRATION. The 96 Plan permits either the Board of Directors or a committee appointed by the Board to administer the 96 Plan. If the Board establishes such a committee, and two or more members of the Board are "outside directors", the committee must be comprised of at least two members of the Board, all of whom are outside directors and "disinterested persons." "Disinterested persons" and "outside directors" are defined in the 96 Plan and comply with definitions given such terms under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 162(m) of the U.S. Code, respectively. References herein to the "Committee" mean either the committee appointed to administer the 96 Plan or the Board. Subject to the terms of the 96 Plan, the Committee determines the persons who are to receive awards, the number of shares subject to each such award and the terms and conditions of such awards. The Committee also has the authority to construe and interpret any of the provisions of the 96 Plan or any awards granted thereunder and to modify awards granted under the 96 Plan. The interpretation by the Committee of any of the provisions of the 96 Plan or any award granted under the 96 Plan is final and conclusive, unless such interpretation is in contravention of any express term of the 96 Plan.

    ELIGIBILITY. The 96 Plan provides that awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of Symantec or of any parent, subsidiary or affiliate of Symantec as the Committee may determine. As of June 30, 1996, approximately 2,200 people were eligible to participate in the 96 Plan. No person will be eligible to receive more than 500,000 shares in any calendar year pursuant to the grant of awards under the 96 Plan other than new employees of Symantec, or any parent, subsidiary or affiliate of Symantec, who are eligible to receive up to a maximum of 800,000 shares in the calendar year in which they commence employment. A person may be granted more than one award under the 96 Plan.

    STOCK RESERVED FOR ISSUANCE. The stock subject to awards under the 96 Plan consists of shares of Symantec Common Stock reserved for issuance thereunder. The aggregate number of shares that may be issued under awards pursuant to the 96 Plan as amended is 2,675,000 plus (i) any shares that remain unissued under Symantec's 1988 Option Plan on the date that Symantec's Board of Directors approved the 96 Plan and (ii) any shares issuable upon exercise of options granted under the 1988 Option Plan that expire, are cancelled or become unexercisable without having been exercised in full, provided that such total number may not exceed 4,077,946. In addition, shares that are subject to issuance upon exercise of an option under the 96 Plan but cease to be subject to such option for any reason (other than exercise of such option), that are subject to an award granted under the 96 Plan but are forfeited or repurchased by Symantec at the original issue price, and that are subject to an award that terminates without shares being issued, will be available for grant and issuance under the 96 Plan.

    TERMS OF OPTIONS. Subject to the terms and conditions of the 96 Plan, the Committee, in its discretion, determines for each option certain terms and conditions, including, whether the option is to be an ISO or a NQSO, the number of shares for which the option will be granted, the exercise price of the option, and the periods during which the option may be exercised. Each option is evidenced by a stock option agreement in such form as the Committee approves and is subject to the following conditions, in addition to those described elsewhere herein or in the 96 Plan:

        (a) DATE OF GRANT: The date of grant of an option will be the date on which the Committee decides to grant the option, unless the Committee specifies otherwise. The related stock option agreement and a copy of the 96 Plan will be delivered to the optionee within a reasonable time after the option is granted.

        (b) TERM OF EXERCISE OF OPTIONS: Options are exercisable within the period, or upon the events, determined by the Committee as set forth in the related stock option agreement. However, no option may be exercisable after ten years from the date of grant, and no ISO granted to a 10% stockholder can be exercisable after five years from the date of grant. Symantec anticipates that most of the options that will be granted under the 96 Plan will be exercisable for ten years and options granted under the 96 Plan will generally vest and become exercisable at a rate of 25% one year after the date of grant, and then ratably in monthly increments over the succeeding three years of employment.

        (c) EXERCISE PRICE: Each stock option agreement states the related option exercise price, which may not be less than 100% of the fair market value of the shares of Common Stock on the date of the grant. The exercise price of an ISO granted to a 10% stockholder may not be less than 110% of the fair market value of shares of Symantec Common Stock on the date of grant. On July 15, 1996, the fair market value of Symantec Common Stock was $8.9375.

        (d) METHOD OF EXERCISE: Options may be exercised only by delivery to Symantec of a written stock option exercise agreement, stating the number of shares purchased, the restrictions imposed on the shares purchased, if any, and certain representations and covenants regarding optionee's investment intent and access to information, together with payment in full of the exercise price for the number of shares purchased. The option exercise price is typically payable in cash or by check, but may also be payable, at the discretion of the Committee, in a number of other forms of consideration, including cancellation of indebtedness, fully paid shares of Symantec Common Stock, delivery of a promissory note, waiver of compensation due or accrued to an optionee for services rendered, through a "same day sale," through a "margin commitment," or any combination of the foregoing.

        (e) TERMINATION OF EMPLOYMENT: If an optionee ceases to provide services as an employee, director, consultant, independent contractor or advisor to Symantec, or a parent, subsidiary or affiliate of Symantec (except in the case of death, disability, sick leave, military leave, or any other leave of absence approved by the Committee which does not exceed 90 days, or if reinstatement upon expiration of such leave is guaranteed by law), the optionee typically has three months to exercise any then-exercisable options; provided, however, that the exercise period may be extended to prevent an optionee subject to Section 16(b) of the Exchange Act from having a matching purchase and sale. A twelve month exercise period applies in cases of optionee's disability (as defined in the 96 Plan) or death.

        (f) LIMITATIONS ON EXERCISE: The Committee may determine a minimum number of shares that can be purchased on an exercise of an option. Notwithstanding the minimum number, an optionee will not be prevented from exercising his or her option for the full number of shares for which such option is exercisable.

        (g) LIMITATIONS ON ISOS: An individual will not be eligible to receive an ISO unless such individual is an employee of Symantec or of a parent or subsidiary of Symantec. The aggregate fair market value (determined as of the time an option is granted) of the shares with respect to which ISOs are exercisable for the first time by an optionee during any calendar year may not exceed $100,000.

        (h) TRANSFERABILITY: An option generally is not transferable, and is exercisable during the optionee's lifetime only by the optionee.

        (i) RECAPITALIZATION: The number of shares subject to any award, and the number of shares issuable under the 96 Plan, are subject to proportionate adjustment in the event of a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change relating to the capital structure of Symantec without consideration. In the event of a dissolution or liquidation of Symantec, a merger or consolidation in which Symantec does not survive (other than a merger with a wholly owned subsidiary or where there is no substantial change in the stockholders of the corporation and the options granted are assumed, converted or replaced by the successor corporation), a merger in which Symantec is the surviving corporation, but after which the stockholders of Symantec cease to own an equity interest in Symantec, a sale of all or substantially all of Symantec's assets or any other transaction that qualifies as a "corporate transaction" under Section 424(a) of the U.S. Code, all outstanding awards may be assumed, converted or replaced by the successor corporation. Alternatively, the successor corporation may substitute equivalent awards or provide substantially similar consideration to participants as was provided to stockholders. If a successor corporation refuses to assume or substitute options, such options will expire upon the occurrence of the transaction.

        (j) RIGHTS AS STOCKHOLDER: An optionee has no rights as a stockholder with respect to any shares covered by an option until the option has been validly exercised and shares of Symantec Common Stock are issued to the optionee.

        (k) OTHER PROVISIONS: The option grant and exercise agreements authorized under the 96 Plan, which may be different for each option, may contain such other provisions as the Committee deems advisable, including without limitation, (i) restrictions upon the exercise of the option and
    (ii) a right of repurchase in favor of Symantec to repurchase unvested shares held by an optionee upon termination of the optionee's employment at the original purchase price.

    AMENDMENT AND TERMINATION OF THE 96 PLAN. The Committee, to the extent permitted by law, and with respect to any shares at the time not subject to awards, may suspend or discontinue the 96 Plan or revise or amend the 96 Plan in any respect whatsoever; provided that the Committee may not, without approval of the stockholders, amend the 96 Plan in a manner that requires stockholder approval pursuant to the U.S. Code or the regulations thereunder or pursuant to Rule 16b-3.

    TERM OF THE 96 PLAN. Awards may be granted pursuant to the 96 Plan from time to time until the expiration of the ten year period commencing with the date the 96 Plan was adopted by the Board of Directors.

    FEDERAL INCOME TAX INFORMATION. Options so designated under the 96 Plan are intended to qualify as ISOs. All options that are not designated as ISOs are intended to be NQSOs.

    THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES TO SYMANTEC AND PARTICIPATING EMPLOYEES ASSOCIATED WITH STOCK OPTIONS GRANTED UNDER THE 96 PLAN. THE U.S. FEDERAL TAX LAWS MAY CHANGE AND THE U.S. FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY OPTIONEE WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH
PARTICIPATING EMPLOYEE HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 96 PLAN.

    TAX TREATMENT OF THE OPTIONEE

    INCENTIVE STOCK OPTIONS. An optionee will recognize no income upon grant of an ISO and will incur no tax upon exercise of an ISO unless the optionee is subject to the alternative minimum tax. If the optionee holds the shares purchased upon exercise of the ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the option grant date, the optionee generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

    If the optionee disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), then gain realized upon such disposition, up to the difference between the option exercise price and the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such ISO Shares), will be treated as ordinary income. Any additional gain will be long-term or short-term capital gain, depending upon the amount of time the ISO Shares were held by the optionee.

    ALTERNATIVE MINIMUM TAX. The difference between the exercise price and fair market value of the ISO Shares on the date of exercise is an adjustment to income for purposes of the alternative minimum tax ("AMT"). The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is currently 26% of an individual taxpayer's alternative minimum taxable income (28% percent in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount ($45,000 in the case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

    NONQUALIFIED STOCK OPTIONS. An optionee will not recognize any taxable income at the time a NQSO is granted. However, upon exercise of a NQSO the optionee must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the optionee's purchase price. The included amount must be treated as ordinary income by the optionee and may be subject to income tax withholding by Symantec (either by payment in cash or withholding out of the optionee's salary). The Omnibus Budget Reconciliation Act of 1993 has increased the required flat federal withholding rate to 28% effective with respect to taxable years beginning after December 31, 1993. Upon resale of the shares by the optionee, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

    OMNIBUS BUDGET RECONCILIATION ACT OF 1993. The Omnibus Reconciliation Act of 1993 provides that the maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain will be taxed at a maximum rate of 28%. For this purpose, in order to receive long-term capital gain treatment, the stock must be held for more than one year. Capital gains will continue to be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income. The Omnibus Reconciliation Act of 1993 also increased the AMT to 26% (28% for alternative minimum taxable income in excess of $175,000) of an individual taxpayer's alternative minimum taxable income, effective with respect to taxable years beginning after December 31, 1992.

    ESTIMATED TAXES. Estimated tax payments may be due on amounts an optionee includes in income if the income recognition event occurs before the last month of his or her taxable year and no other exceptions to the underpayment of estimated tax penalties applies. Generally, estimated taxes must be paid with respect to regular and alternative minimum tax liabilities if the amount of a taxpayer's withheld taxes together with any estimated taxes is less than 90 percent of that taxpayer's total regular or alternative minimum tax liability for the year, unless an exception applies.

    TAX TREATMENT OF SYMANTEC. Symantec will be entitled to a deduction in connection with the exercise of a NQSO by a domestic employee or other person to the extent that the optionee recognizes ordinary income. Symantec will be entitled to a deduction in connection with the disposition of shares acquired under an ISO only to the extent that the optionee recognizes ordinary income on a disqualifying disposition of the ISO Shares. The IRS is currently considering regulations that would require companies to withhold taxes from an optionee in the event that the optionee makes a disqualifying disposition of shares acquired under an ISO.

    OFFICERS AND DIRECTORS. Shares purchased under the 96 Plan by affiliates of Symantec (that is, persons in a control relationship with Symantec) are subject to special restrictions on resale imposed by the Securities Act of 1933, as amended (the "Securities Act"). Such shares can be resold only if registered for resale, sold under Rule 144 of the Securities Act or sold under another exemption from registration. Among other requirements, Rule 144 imposes volume limitations on resales.

    ERISA INFORMATION. Symantec believes that the 96 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

    BENEFITS TO CERTAIN PERSONS.

    Because benefits under the 96 Plan will vary depending on the timing of participants' exercise decisions and on the fair market value of Symantec's Common Stock at various future dates, it is not possible to determine exactly what benefits might be received by Symantec's directors, executive officers and other employees under the 96 Plan. The following table summarizes the benefits that were received by various persons under Symantec's 1988 Employees Stock Option Plan in the fiscal year ended March 31, 1996:

                        1988 EMPLOYEES STOCK OPTION PLAN

                                                                  NUMBER OF             EXERCISE
NAME AND POSITION                                                  SHARES                PRICE
- -------------------------------------------------------------  ---------------  ------------------------
Gordon E. Eubanks, Jr........................................      220,000              $10.3125
Robert R.B. Dykes............................................      60,000               $10.3125
John C. Laing................................................      60,000               $10.3125
Mark W. Bailey...............................................      50,000               $10.3125
Dana E. Siebert..............................................      65,000               $10.3125
Executive Group (eight persons)..............................      560,054         $10.3125 -- $13.10
Non-executive director group (five persons)..................         0                   N/A
Non-executive officer employee group.........................   4,989,446.42      $10.3125 -- $32.875

                       THE BOARD RECOMMENDS A VOTE "FOR"
                    APPROVAL OF THE AMENDMENT TO THE 96 PLAN

PROPOSAL NO. 3 -- APPROVAL OF AMENDMENT TO SYMANTEC'S 1989 EMPLOYEE STOCK
                  PURCHASE PLAN

    At the Symantec Stockholders Meeting, Symantec's stockholders will be asked to consider a proposal to (i) increase by 1,400,000 shares (from 2,000,000 to 3,400,000) the number of shares of Symantec Common Stock reserved for issuance thereunder and (ii) amend the employee eligibility requirements so that persons who are employed by Symantec on the third business day before the beginning of an offering period and meet the other eligibility requirements are eligible to participate in the Stock Purchase Plan.

    The Board believes that the increase in shares available under the Stock Purchase Plan and the amendment to the employee eligibility requirements are in the best interests of Symantec. The purpose of the Stock Purchase Plan is to provide employees of Symantec with a convenient means to acquire an equity interest in Symantec through payroll deductions, and to provide an incentive for continued employment. The Board believes that the additional reserve of shares from which shares may be issued is needed to ensure that Symantec can meet those goals.

PROPOSED AMENDMENT

    The amendment to the Stock Purchase Plan, if approved, would increase the number of shares of Symantec's Common Stock that may be issued under the Stock Purchase Plan from 2,000,000 to 3,400,000. In addition, the amendment would change the employee eligibility requirements so that employees who are employed by Symantec on the third business day prior to the beginning of an offering period (as defined in the Stock Purchase Plan), and meet the other eligibility requirements, would be eligible to participate in the plan. Currently, persons who are employed by Symantec on the fifteenth day of the month prior to an offering period, and meet the other eligibility requirements, are eligible to participate in the plan. The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the U.S. Code. The shares awarded under the Stock Purchase Plan come from authorized but unissued shares of Symantec Common Stock. As of June 30, 1996, a total of 1,714,971 shares of Symantec Common Stock had been issued pursuant to the Stock Purchase Plan, at an average purchase price of $10.06 per share, and approximately 2,200 employees were eligible to participate in the Stock Purchase Plan. A summary of the history and principal provisions of the Stock Purchase Plan follows; the summary is qualified in its entirety by reference to the full text of the Stock Purchase Plan, as proposed to be amended, which is included as Annex B hereto.

    Because benefits under the Stock Purchase Plan will vary depending on participants' elections and the fair market value of Symantec's Common Stock at various future dates, it is not possible to determine exactly what benefits might be received by Symantec's directors, executive officers and other employees following the adoption of the proposed amendment to the Stock Purchase Plan. The following table summarizes the benefits that were received by various persons under the Stock Purchase Plan in the fiscal year ended March 31, 1996:

AMENDED PLAN BENEFITS

                       1989 EMPLOYEE STOCK PURCHASE PLAN

                                                                                    NUMBER OF
NUMBER OF SHARES                                                   DOLLAR VALUE      SHARES
- ---------------------------------------------------------------  ----------------  -----------
Gordon E. Eubanks, Jr..........................................  $      43,854.15       2,325
Robert R.B. Dykes..............................................  $      43,854.15       2,325
John C. Laing..................................................  $      43,254.15       2,325
Mark Bailey....................................................  $      37,607.29       2,324
Dana Siebert...................................................  $      10,221.99         645
Executive Group (eight persons)................................  $     256,453.33      14,744
Non-executive director group (five persons)....................  $              0           0
Non-executive officer employee group...........................  $   5,892,524.84     401,500

    Dollar value is based on the difference between the purchase price of the shares (85% of the lesser of the fair market value of the shares on the first day of the two-year offering period or the fair market value on the last business day of the six-month purchase period, as described in more detail in the following summary) and the closing sales price of the Symantec Common Stock on the immediately preceding business day.

SUMMARY OF STOCK PURCHASE PLAN

    The following is a summary of the principal provisions of the Stock Purchase Plan as proposed to be amended. Tax information related to the Stock Purchase Plan follows this summary.

    GENERAL. The Stock Purchase Plan, was adopted by the Board of Directors on October 24, 1989 and approved by the shareholders on August 28, 1990. The Stock Purchase Plan was amended in 1992 to increase the number of shares available for issuance from 600,000 to 700,000, in 1993 to increase the number of shares available for issuance from 700,000 to 1,100,000, in 1994 to increase the number of shares available from 1,100,000 to 1,500,000, and in 1995 to increase the number of shares available from 1,500,000 to 2,000,000. If Proposal No. 3 is adopted, the number of shares available for issuance will be increased from 2,000,000 to 3,400,000 and persons who are employed by Symantec on the third business day before the beginning of an offering period, rather than the fifteenth day of the month prior to such offering period, will be eligible to participate, provided they meet the other eligibility requirements. The shares awarded under the Stock Purchase Plan come from authorized but unissued shares of Symantec Common Stock. Symantec intends that the Stock Purchase Plan qualify as an "employee stock purchase plan" under Section 423 of the U.S. Code. The Stock Purchase Plan was implemented on January 1, 1990 with the initial Purchase Period (as defined below) being nine months instead of the customary six months.

    ADMINISTRATION. The Stock Purchase Plan permits either the Board of Directors or a committee appointed by the Board to administer the Stock Purchase Plan. The Stock Purchase Plan is currently administered by the Board of
Directors. References herein to the "Committee" mean either the committee appointed to administer the Stock Purchase Plan or the Board of Directors if no committee continues to have authority to do so. The interpretation by the Committee of any of the provisions of the Stock Purchase Plan or of any option granted under it is final and conclusive.

    ELIGIBILITY.   All  employees  of  Symantec  (including  directors  who  are employees), or any parent or subsidiary thereof, are eligible to participate in the Stock Purchase Plan, except the following:

        (a) employees who are not employed by Symantec or any subsidiary thereof on the third business day before the beginning of an Offering Period;

        (b) employees who are customarily employed for less than twenty hours per week;

        (c) employees who are customarily employed for less than five months in a calendar year;

        (d) employees who own or hold options to purchase, or who as a result of participation in the Stock Purchase Plan would own stock or hold options to purchase, stock possessing 5% or more of the total combined voting power or value of all classes of stock of Symantec pursuant to Section 425(d) of the U.S. Code.

    Each offering of Symantec Common Stock under the Stock Purchase Plan is for a period of 24 months (the "Offering Period"). Offering Periods commence on the first day of January and July of each year. The first day of each Offering Period is the "Offering Date" for such Offering Period. An employee cannot participate simultaneously in more than one Offering Period. The Committee has the power to change the duration of Offering Periods without stockholder approval. Each Offering Period consists of four six-month exercise periods (each a "Purchase Period") commencing on the first day of January and July of each year, provided that, for the initial Offering Period, the first two Purchase Periods commenced on January 1, 1990 and October 1, 1990 and ended on September 30, 1990 and December 31, 1990, respectively. The last business day of each Purchase Period is the "Purchase Date." All accrued payroll deductions of each participant are applied to the purchase of shares in accordance with the terms of the Stock Purchase Plan at the end of each six-month Purchase Period.

    Employees participate in the Stock Purchase Plan during each pay period through payroll deductions. An employee sets the rate of such payroll deductions, which may not be less than 2% nor more than 10% of the employee's W-2 compensation, unreduced by the amount by which the employee's salary is reduced pursuant to Sections 125 or 401(k) of the U.S. Code. Eligible employees may elect to participate in any Offering Period by enrolling as provided under the terms of the Stock Purchase Plan. Once enrolled, a participating employee will automatically participate in each succeeding Offering Period unless such employee withdraws from the Offering Period or the Stock Purchase Plan. After the rate of payroll deductions for an Offering Period has been set by an employee, that rate continues to be effective for the remainder of the Offering Period (and for all subsequent Offering Periods in which the employee is automatically enrolled) unless otherwise changed by the employee. The employee may increase or lower the rate of payroll deductions for any upcoming Purchase Period, but may only lower the rate of payroll deductions during the current Purchase Period. Not more than one change may be made effective during any one Purchase Period.

    PURCHASE PRICE. The purchase price of shares that may be acquired in any Offering Period under the Stock Purchase Plan is 85% of the lesser of (a) the fair market value of the shares on the Offering Date, or (b) the fair market value of the shares on the applicable Purchase Date. The fair market value of the Common Stock on a given date is the closing sales price of the Common Stock on the immediately preceding business day as quoted on the Nasdaq National
Market and reported in The Wall Street Journal. On July 15, 1996, the fair market value of Symantec Common Stock (as determined by the closing price on the Nasdaq National Market on the last trading day prior to such date) was $8.9375.

    PURCHASE OF STOCK; EXERCISE OF OPTION. The number of whole shares an employee is able to purchase in any Purchase Period within an Offering Period is determined by dividing the total amount of payroll deductions withheld from the employee during the Purchase Period pursuant to the Stock Purchase Plan by the price for each share determined as described above. The purchase takes place automatically on the Purchase Date. Any cash balance remaining in an employee's account following the purchase is refunded to the employee as soon as practicable; however, any such cash balance representing a fractional share may be applied to the purchase of additional shares in the immediately succeeding Purchase Period. No employee is permitted to purchase more than (i) 200% of the number of shares determined by using 85% of the fair market value of a share of Symantec Common Stock on the Offering Date as the denominator or (ii) the maximum number of shares set by the Committee.

    WITHDRAWAL. An employee may withdraw from any Offering Period or from the Stock Purchase Plan. No further payroll deductions for the purchase of shares will be made for the succeeding Offering Period unless the employee enrolls in the new Offering Period in the same manner as for initial participation in the Stock Purchase Plan. An employee may also participate in a current Purchase Period under an Offering Period and enroll in the next Offering Period by (i) withdrawing from participation in the current Offering Period effective as of the last day of the concurrent Purchase Period and (ii) enrolling in the new Offering Period. If the purchase price (as defined above) on the first day of any current Offering Period in which employees are enrolled is higher than the purchase price on the first day of any subsequent Offering Period, then all participating employees will be automatically withdrawn from such earlier commencing Offering Period and re-enrolled in the subsequent Offering Period.

    TERMINATION OF EMPLOYMENT. Termination of an employee's employment for any reason, including retirement or death, cancels his or her participation in the Stock Purchase Plan immediately. In such event, the payroll deductions credited to the employee's account will be returned to such employee or, in the case of death, to the employee's legal representative.

    ADJUSTMENT UPON CHANGES IN CAPITALIZATION. The number of shares subject to any option, and the number of shares issuable under the Stock Purchase Plan, are subject to adjustment in the event of a recapitalization of Symantec Common Stock. In the event of a proposed dissolution or liquidation of Symantec, or in the event of a proposed sale of all or substantially all of the assets of Symantec, or the merger of Symantec with or into another corporation, the Committee in its sole discretion may give each employee the right immediately to exercise all or any part of the employee's outstanding options, including options that would not otherwise then be exercisable. If Symantec issues additional securities to raise additional capital, no adjustment will be made in the number or price per share of the shares available under the Stock Purchase Plan. In the event any change is made in the capital structure of Symantec, such as a stock split or a stock dividend, that results in an increase or decrease in the number of shares of Common Stock outstanding without receipt of additional consideration by Symantec, appropriate adjustment will be made by Symantec in the number of shares available under the Stock Purchase Plan, the number of shares subject to outstanding options and in the purchase price per share, subject to any required action by the Board of Directors or stockholders of Symantec.

    U.S. FEDERAL INCOME TAX INFORMATION. THE STOCK PURCHASE PLAN IS INTENDED TO QUALIFY AS AN "EMPLOYEE STOCK PURCHASE PLAN" WITHIN THE MEANING OF SECTION 423 OF THE U.S. CODE.

    THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES TO SYMANTEC AND THE PARTICIPATING EMPLOYEE ASSOCIATED WITH THE PURCHASE OF SHARES UNDER THE STOCK PURCHASE PLAN. THE U.S. FEDERAL TAX LAWS MAY CHANGE AND THE U.S. FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPATING EMPLOYEE WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPATING EMPLOYEE HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE STOCK PURCHASE PLAN.

    TAX TREATMENT OF THE EMPLOYEE. Participating employees will not recognize income for U.S. federal income tax purposes either upon enrollment in the Stock Purchase Plan or upon the purchase of shares. All tax consequences are deferred until a participating employee sells the shares, disposes of shares by gift or dies. Payroll deductions, however, remain fully taxable as ordinary income at the time the deduction is taken, and there is no deferral of the ordinary income tax assessed on these amounts.

    If shares are held for more than one year after the date of purchase and more than two years from the beginning of the applicable Offering Period, or if the employee dies while owning the shares, the employee realizes ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lesser of: (i) 15% of the fair market value of the shares at the beginning of the Offering Period; or (ii) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death exceeds the purchase price). All additional gain upon the sale of shares is treated as long-term capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income, and the employee has a long-term capital loss for the difference between the sale price and the purchase price.

    If the shares are sold, or are otherwise disposed of including by way of gift (but not death, bequest or inheritance) (in any case, a "disqualifying disposition"), within either the one-year or the two-year holding periods described above, the employee, realizes ordinary income at the time of sale or other disposition taxable to the extent that the fair market value of the shares at the date of purchase was greater than the purchase price. This excess will constitute ordinary income (not currently subject to withholding) in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of sale and the fair market value of the shares at the date of purchase is a capital gain or loss.

    Ordinary income recognized by a participant upon a disqualifying disposition constitutes taxable compensation that will be reported on the participant's W-2 form. The ordinary income should not constitute "wages" subject to withholding by Symantec; however, the IRS is presently studying this position and may require withholding in the future.

    Capital gains may be offset by capital losses and up to $3,000 of capital losses may be offset annually again ordinary income.

    OMNIBUS BUDGET RECONCILIATION ACT OF 1993. The Omnibus Budget Reconciliation Act of 1993, enacted in August 1993, provides that the maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain will be taxed at a maximum of 28%. For this purpose, in order to receive long-term capital gain treatment, the stock purchased must be held for more than one year.

    TAX TREATMENT OF SYMANTEC. Symantec will be entitled to a deduction in connection with the disposition of shares acquired under the Stock Purchase Plan only to the extent that the employee recognizes ordinary income on a disqualifying disposition of the shares (but not if an employee meets the holding period requirements). The Omnibus Budget Reconciliation Act of 1993 denies deductions to companies for certain compensation paid to certain employees in excess of $1 million. It is unclear whether the IRS will assert that ordinary income recognized on a disqualifying disposition will be subject to this limitation. Symantec will treat any transfer of record ownership of shares including a transfer to a broker or nominee or into "street name," as a disposition, unless it is notified to the contrary. In order to enable Symantec to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, employees are required to notify Symantec in writing of the date and terms of any disposition of shares purchased under the Stock Purchase Plan.

    OFFICERS AND DIRECTORS. Shares purchased under the Stock Purchase Plan by affiliates of Symantec (that is, persons in a control relationship with Symantec) are subject to special restrictions on resale imposed by the Securities Act. Such shares can be resold only if registered for resale, sold under Rule 144 of the Commission or sold under another exemption from registration. Among other requirements, Rule 144 imposes volume limitations on resales.

               THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE
              AMENDMENT TO THE 1989 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL NO. 4 -- RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    The Board has selected Ernst & Young LLP as its principal independent auditors to perform the audit of Symantec's financial statements for fiscal 1996, and the stockholders are being asked to ratify such selection. Ernst & Young LLP audited Symantec's financial statements for Symantec's fiscal years ended March 31, 1989, 1990 and 1991, April 3, 1992, April 2, 1993, April 1,
1994, March 31, 1995 and March 29, 1996. Representatives of Ernst & Young LLP will be present at the Symantec Stockholders Meeting, will be given an opportunity to make a statement at the Symantec Stockholders Meeting if they desire to do so, and will be available to respond to appropriate questions.

                       THE BOARD RECOMMENDS A VOTE "FOR"
             THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP

                        DISSENTING STOCKHOLDERS' RIGHTS

    Under the Delaware General Corporation Law, holders of Symantec Common Stock who object to any of the Proposals will not be entitled to demand appraisal of, or to receive payment for, their Symantec Common Stock.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16 of the Exchange Act requires Symantec's directors and officers, and persons who own more than 10% of Symantec's Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC and the Nasdaq National Market. Such persons are required by SEC regulation to furnish Symantec with copies of all Section 16(a) forms that they file.

    Based solely on its review of the copies of such forms furnished to Symantec and written representation from the executive officers and directors, Symantec believes that all Section 16(a) filing requirements were met in fiscal 1996.

                             STOCKHOLDER PROPOSALS

    Stockholder proposals for inclusion in the proxy statement and form of proxy relating to Symantec's 1997 Annual Meeting of Stockholders must be received by Symantec a reasonable time before a solicitation is made, and in any event not later than March 31, 1997.

                                 OTHER BUSINESS

    The Board does not presently intend to bring any other business before the Symantec Stockholders Meeting and, so far as is known to the Board, no matters are to be brought before the Symantec Stockholders Meeting except as specified in the notice of the Symantec Stockholders Meeting. As to any business that may properly come before the Symantec Stockholders Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

                             AVAILABLE INFORMATION

    Symantec is subject to the informational requirements of the Exchange Act, and in accordance therewith file reports, proxy statements and other information with the SEC. The reports, proxy statements and other information filed by Symantec with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at Seven World Trade Center, 13th Floor, New York, New York 10048 and at Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511. Copies of such material also can be obtained from the Public Reference Section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, material filed by Symantec can be inspected at the offices of the National Association of Securities Dealers, Inc., Reports Section, 1735 K Street, N.W., Washington, D.C. 20006.

                                          By Order of the Board of Directors

                                                    /s/ DEREK P. WITTE

                                          --------------------------------------
                                                      Derek P. Witte
                                          VICE PRESIDENT, SECRETARY AND GENERAL
                                                         COUNSEL

                                    ANNEX A

                              SYMANTEC CORPORATION
                           1996 EQUITY INCENTIVE PLAN
                          (AS PROPOSED TO BE AMENDED)

    1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Options. Capitalized terms not defined in the text are defined in Section 21.

    2.  SHARES SUBJECT TO THE PLAN.

    2.1 NUMBER OF SHARES AVAILABLE. Subject to Sections 2.2 and 16, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 2,675,000 Shares plus any Shares that are made available for grant and issuance under the Plan pursuant to the following sentence. Any Shares remaining unissued under the Company's 1988 Stock Option Plan (the "PRIOR PLAN") on the Effective Date (as defined in Section 17 below) and any Shares issuable upon exercise of options granted pursuant to the Prior Plan that expire, are cancelled or become unexercisable for any reason without having been exercised in full will no longer be available for grant and issuance under the Prior Plan, but will become available for grant and issuance under this Plan, provided that such total number does not exceed 4,077,946. Subject to Sections 2.2 and 16, Shares that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an Award that otherwise terminates without Shares being issued; will again be available for grant and issuance in connection with future Awards under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

    2.2 ADJUSTMENT OF SHARES. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; PROVIDED, HOWEVER, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

    3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 500,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent, Subsidiary or Affiliate of the Company (including new employees who are also officers and directors of the Company or any Parent,

Subsidiary or Affiliate of the Company) who are eligible to receive up to a maximum of 800,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

    4.  ADMINISTRATION.

    4.1 COMMITTEE AUTHORITY. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

        (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

        (b) prescribe, amend and rescind rules and regulations relating to this Plan;

        (c) select persons to receive Awards;

        (d) determine the form and terms of Awards;

        (e) determine the number of Shares or other consideration subject to Awards;

        (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

        (g) grant waivers of Plan or Award conditions;

        (h) determine the vesting, exercisability and payment of Awards;

        (i)   correct  any  defect,   supply  any  omission   or  reconcile  any
    inconsistency in this Plan, any Award or any Award Agreement;

        (j)  amend any option agreements executed in connection with this Plan;

        (k) determine whether an Award has been earned; and

        (l) make all other determinations necessary or advisable for the administration of this Plan.

    4.2 COMMITTEE DISCRETION. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

    4.3 EXCHANGE ACT REQUIREMENTS. If two or more members of the Board are Outside Directors, the Committee will be comprised of at least two (2) members of the Board, all of whom are Outside Directors and Disinterested Persons. During all times that the Company is subject to Section 16 of the Exchange Act, the Company will take appropriate steps to comply with the disinterested administration requirements of Section 16(b) of the Exchange Act, which will consist of the appointment by the Board of a Committee consisting of not less than two (2) members of the Board, each of whom is a Disinterested Person.

    5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISOS") or Nonqualified Stock Options ("NQSOS"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

    5.1 FORM OF OPTION GRANT. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("Stock Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

    5.2 DATE OF GRANT. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

    5.3 EXERCISE PERIOD. Options will be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; PROVIDED, HOWEVER, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("TEN PERCENT STOCKHOLDER") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

    5.4 EXERCISE PRICE. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 100% of the Fair Market Value of the Shares on the date of grant; provided that the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 6 of this Plan.

    5.5 METHOD OF EXERCISE. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

    5.6  TERMINATION.   Notwithstanding the  exercise periods set  forth in  the
Stock Option Agreement, exercise of an Option will always be subject to the following:

        (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

        (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than because of Participant's death or disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

    5.7 LIMITATIONS ON EXERCISE. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

    5.8 LIMITATIONS ON ISOS. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

    5.9   MODIFICATION, EXTENSION OR RENEWAL.   The Committee may modify, extend
or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.

    5.10   NO  DISQUALIFICATION.   Notwithstanding any  other provision  in this
Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

    6.  PAYMENT FOR SHARE PURCHASES.

    6.1  PAYMENT.   Payment for Shares  purchased pursuant to  this Plan may  be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

        (a) by cancellation of indebtedness of the Company to the Participant;

        (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

        (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; PROVIDED, HOWEVER, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; PROVIDED, FURTHER, that the portion of the Purchase Price equal to the par value of the Shares, if any, must be paid in cash;

        (d) by waiver of compensation due or accrued to the Participant for services rendered; PROVIDED, FURTHER, that the portion of the Purchase Price equal to the par value of the Shares, if any, must be paid in cash;

        (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

           (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

           (2) through a "margin" commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

        (f) by any combination of the foregoing.

    6.2 LOAN GUARANTEES. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant, provided the Company has full recourse to the Participant relative to the guarantee.

    7.  WITHHOLDING TAXES.

    7.1 WITHHOLDING GENERALLY. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

    7.2 STOCK WITHHOLDING. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). All elections by a Participant to have Shares withheld for this purpose will be made in writing in a form acceptable to the Committee and will be subject to the following restrictions:

        (a) the election must be made on or prior to the applicable Tax Date;

        (b) once made, then except as provided below, the election will be irrevocable as to the particular Shares as to which the election is made;

        (c) all elections will be subject to the consent or disapproval of the Committee;

        (d) if the Participant is  an Insider and if  the Company is subject  to
    Section 16(b) of the Exchange Act: (1) the election may not be made within six (6) months of the date of grant of the Award, except as otherwise permitted by SEC Rule 16b-3(e) under the Exchange Act, and (2) either (A) the election to use stock withholding must be irrevocably made at least six
    (6) months prior to the Tax Date (although such election may be revoked at any time at least six (6) months prior to the Tax Date) or (B) the exercise of the Option or election to use stock withholding must be made in the ten (10) day period beginning on the third day following the release of the Company's quarterly or annual summary statement of sales or earnings; and

        (e) in the event that the Tax Date is deferred until six (6) months after the delivery of Shares under Section 83(b) of the Code, the Participant will receive the full number of Shares with respect to which the exercise occurs, but such Participant will be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

    8.  PRIVILEGES OF STOCK OWNERSHIP.

    8.1 VOTING AND DIVIDENDS. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; PROVIDED, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; PROVIDED, FURTHER, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's original Purchase Price pursuant to Section 10.

    8.2 FINANCIAL STATEMENTS. The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

    9. TRANSFERABILITY. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.

    10. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Shares that are not "Vested" (as defined in the Award Agreement) held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's original Purchase Price.

    11. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

    12. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; PROVIDED, HOWEVER, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a PRO RATA basis as the promissory note is paid.

    13. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

    14. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

    15. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

    16.  CORPORATE TRANSACTIONS.

    16.1 ASSUMPTION OR REPLACEMENT OF AWARDS BY SUCCESSOR. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (OTHER THAN a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) any other transaction which qualifies as a "corporate transaction" under
Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (EXCEPT for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company), any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the
Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Options, as provided above, pursuant to a transaction described in this Subsection 16.1, such Options will expire on such transaction at such time and on such conditions as the Board will determine.

    16.2 OTHER TREATMENT OF AWARDS. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 16, in the event of the occurrence of any transaction described in Section 16.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

    16.3 ASSUMPTION OF AWARDS BY THE COMPANY. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (EXCEPT that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

    17. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date that it is adopted by the Board (the "EFFECTIVE DATE"). This Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the Effective Date. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; PROVIDED, HOWEVER, that: (a) no Option may be exercised prior to initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; and (c) in the event that stockholder approval of this Plan or any amendment increasing the number of Shares subject to this Plan is not obtained, all Awards granted hereunder will be canceled, any Shares issued pursuant to any Award will be canceled, and any purchase of Shares hereunder will be rescinded. So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended, with respect to stockholder approval.

    18. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval.

    19. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; PROVIDED, HOWEVER, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or (if the Company is subject to the Exchange Act or Section 16(b) of the Exchange Act) pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder, respectively.

    20. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

    21. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

    "AFFILIATE" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

    "AWARD" means any award under this Plan, including any Option.

    "AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

    "BOARD" means the Board of Directors of the Company.

    "CODE" means the Internal Revenue Code of 1986, as amended.

    "COMMITTEE" means the committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

    "COMPANY" means Symantec Corporation, a corporation organized under the laws of the State of Delaware, or any successor corporation.

    "DISABILITY" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

    "DISINTERESTED PERSON" means a director who has not, during the period that person is a member of the Committee and for one year prior to commencing service as a member of the Committee, been granted or awarded equity securities pursuant to this Plan or any other plan of the Company or any Parent, Subsidiary or Affiliate of the Company, except in accordance with the requirements set forth in Rule 16b-3(c)(2)(i) (and any successor regulation thereto) as promulgated by the SEC under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the SEC.

    "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

    "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

        (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the last trading day prior to the date of determination as reported in THE WALL STREET JOURNAL;

        (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the last trading day prior to the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in THE WALL STREET JOURNAL;

        (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the last trading day prior to the date of determination as reported in THE WALL STREET JOURNAL; or

        (d) if none of the foregoing is applicable, by the Committee in good faith.

    "INSIDER" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

    "OUTSIDE DIRECTOR" means any director who is not; (a) a current employee of the Company or any Parent, Subsidiary or Affiliate of the Company; (b) a former employee of the Company or any Parent, Subsidiary or Affiliate of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan); (c) a current or former officer of the Company or any Parent, Subsidiary or Affiliate of the Company; or (d) currently receiving compensation for personal services in any capacity, other than as a director, from the Company or any Parent, Subsidiary or Affiliate of the Company; PROVIDED, HOWEVER, that at such time as the term "Outside Director", as used in
Section 162(m) of the Code is defined in regulations promulgated under Section 162(m) of the Code, "Outside Director" will have the meaning set forth in such regulations, as amended from time to time and as interpreted by the Internal Revenue Service.

    "OPTION"  means an award of an option to purchase Shares pursuant to Section
5.

    "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under this Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    "PARTICIPANT" means a person who receives an Award under this Plan.

    "PLAN" means this Symantec Corporation 1996 Equity Incentive Plan, as amended from time to time.

    "SEC" means the Securities and Exchange Commission.

    "SECURITIES ACT" means the Securities Act of 1933, as amended.

    "SHARES" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 16, and any successor security.

    "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    "TERMINATION" or "TERMINATED" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, director, consultant, independent contractor or advisor to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "TERMINATION DATE").

                                    ANNEX B
                              SYMANTEC CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN
            (ADOPTED BY THE BOARD OF DIRECTORS ON OCTOBER 24, 1989)
                          (AS PROPOSED TO BE AMENDED)

1.  ESTABLISHMENT OF PLAN

    Symantec Corporation (the "Company") proposes to grant options for purchase of the Company's Common Stock to eligible employees of the Company and Subsidiaries (as hereinafter defined) pursuant to this Employee Stock Purchase Plan (the "Plan"). For purposes of this Plan, "parent corporation" and "Subsidiary" (collectively, "Subsidiaries") shall have the same meanings as "parent corporation" and "subsidiary corporation" in Section 424, of the Internal Revenue Code of 1986, as amended (the "Code"). The Company intends that the Plan shall qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments or replacements of such section), and the Plan shall be so construed. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. A total of 3,400,000 shares of Common Stock are reserved for issuance under the Plan. Such number shall be subject to adjustments effected in accordance with Section 14 of the Plan.

2.  PURPOSES

    The purpose of the Plan is to provide employees of the Company and Subsidiaries designated by the Board of Directors as eligible to participate in the Plan with a convenient means to acquire an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Subsidiaries, and to provide an incentive for continued employment.

3.  ADMINISTRATION

    The Plan is administered by the Board of Directors of the Company or by a committee designated by the Board of Directors of the Company (in which event all references herein to the Board of Directors shall be to the committee). Subject to the provisions of the Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of the Plan shall be determined by the Board and its decisions shall be final and binding upon all participants. Members of the Board shall receive no compensation for their services in connection with the administration of the Plan, other than standard fees as established from time to time by the Board of Directors of the Company for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

4.  ELIGIBILITY

    Any employee of the Company or the Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under the Plan except the following:

        (a) employees who are not employed by the Company or Subsidiaries on the third business day before the beginning of such Offering Period;

        (b) employees who are customarily employed for less than 20 hours per week;

        (c) employees who are customarily employed for less than 5 months in a calendar year;

        (d) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 425(d) of the Code, own stock or hold options to purchase stock or who, as a result of being granted an option under the Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing 5 percent or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries; and

        (e) employees who would, by virtue of their participation in such Offering Period, be participating simultaneously in more than one Offering Period under the Plan.

5.  OFFERING DATES

    The Offering Periods of the Plan (the "Offering Period") shall be of 24 months duration commencing January 1 and July 1 of each year and ending on the second December 31 and June 30, respectively, thereafter. The first day of each Offering Period is referred to as the "Offering Date." Except as provided in the next succeeding sentence, each Offering Period shall consist of four six-month purchase periods (individually, a "Purchase Period") during which payroll deductions of the participant are accumulated under this Plan. Each such six-month Purchase Period shall commence on each January 1 and July 1 of an Offering Period and shall end on the next June 30 and December 31, respectively; provided, however, that the first two Purchase Periods during the initial Offering Period shall commence on January 1 and October 1, respectively, and end on September 30 and December 31, respectively. The last business day of each Purchase Period is hereinafter referred to as the Purchase Date. The Board of Directors of the Company shall have the power to change the duration of Offering Periods or Purchase Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period or Purchase Period, as the case may be, to be affected.

6.  PARTICIPATION IN THE PLAN

    Eligible employees may become participants in an Offering Period under the Plan on the first Offering Date after satisfying the eligibility requirements by delivering to the Company's or Subsidiary's (whichever employs such employee) treasury department (the "treasury department") not later than the 15th day of the month before such Offering Date (or not later than the 22nd day of the month for the first Offering Date) unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period a subscription agreement authorizing payroll deductions. An eligible employee who does not deliver a subscription agreement to the treasury department by such date after becoming eligible to participate in such Offering Period under the Plan shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in the Plan by filing the subscription agreement with the treasury department not later than the 15th day of the month preceding a subsequent Offering Date. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws from the Plan or terminates further participation in the Offering Period as set forth in Section 11 below. Such participant is not required to file any additional subscription agreements in order to continue participation in the Plan. Any participant whose option expires and who has not withdrawn from the Plan pursuant to Section 11 below will automatically be re-enrolled in the Plan and granted a new option on the Offering Date of the next Offering Period. A participant in the Plan may participate in only one Offering Period at any time.

7.  GRANT OF OPTION ON ENROLLMENT

    Enrollment by an eligible employee in the Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on each Purchase Date up to that number of shares of Common Stock of the Company determined by dividing the amount accumulated in such employee's payroll deduction account during such Purchase Period by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date (the "Entry Price") or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Purchase Date, provided, however, that the number of shares of the Company's Common Stock subject to any option granted pursuant to this Plan shall not exceed the lesser of (a) the maximum number of shares set by the Board pursuant to Section 10(c) below with respect to all Purchase Periods within the applicable Offering Period or Purchase Period, or (b) 200% of the number of shares determined by using 85% of the fair market value of a share of the Company's Common Stock on the Offering Date as the denominator. Fair market value of a share of the Company's Common Stock shall be determined as provided in Section 8 hereof.

8.  PURCHASE PRICE

    The purchase price per share at which a share of Common Stock will be sold in any Offering Period shall be 85 percent of the lesser of:

        (a) The fair market value on the Offering Date; or

        (b) The fair market value on the Purchase Date.

    For purposes of the Plan, the term "fair market value" on a given date shall mean the closing price from the previous day's trading of a share of the Company's Common Stock as reported on the NASDAQ National Market System.

9.  PAYMENT OF PURCHASE PRICE; CHANGES IN PAYROLL DEDUCTIONS; ISSUANCE OF SHARES

    (a) The purchase price of the shares is accumulated by regular payroll deductions made during each Purchase Period. The deductions are made as a percentage of the employee's compensation in one percent increments not less than 2 percent nor greater than 10 percent. Compensation shall mean all W-2 compensation, including, but not limited to base salary, wages, commissions, overtime, shift premiums and bonuses, plus draws against commissions; provided, however, that for purposes of determining a participant's compensation, any election by such participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the participant did not make such election. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in the Plan.

    (b) A participant may lower (but not increase) the rate of payroll deductions during a Purchase Period by filing with the treasury department a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than 15 days after the treasury department's receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one change may be made effective during any Purchase Period. A participant may increase or lower the rate of payroll deductions for any subsequent Purchase Period by filing with the treasury department a new authorization for payroll deductions not later than the 15th day of the month before the beginning of such Purchase Period.

    (c) All payroll deductions made for a participant are credited to his or her account under the Plan and are deposited with the general funds of the Company; no interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

    (d) On each Purchase Date, so long as the Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date which notifies the Company that the participant wishes to withdraw from that Offering Period under the Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant as of that date returned to the participant, the Company shall apply the funds then in the participant's account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 8 of the Plan. Any cash remaining in a participant's account after such purchase of shares shall be refunded to such participant in cash; provided, however, that any amount remaining in such participant's account on a Purchase Date which is less than the amount necessary to purchase a full share of Common Stock of the Company shall be carried forward, without interest, into the next Purchase Period or Offering Period, as the case may be. In the event that the Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in the Plan has terminated prior to such Purchase Date.

    (e) As promptly as practicable after the Purchase Date, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his option; provided that the Board may deliver certificates to a broker or brokers that hold such certificate in street name for the benefit of each such participant.

    (f) During a participant's lifetime, such participant's option to purchase shares hereunder is exercisable only by him or her. The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised. Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

10.  LIMITATIONS ON SHARES TO BE PURCHASED

    (a) No employee shall be entitled to purchase stock under the Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in the Plan.

    (b) No more than 200% of the number of shares determined by using 85% of the fair market value of a share of the Company's Common Stock on the Offering Date as the denominator may be purchased by a participant on any single Purchase Date.

    (c) No employee shall be entitled to purchase more than the Maximum Share Amount (as defined below) on any single Purchase Date. Not less than thirty days prior to the commencement of any Purchase Period, the Board may, in its sole discretion, set a maximum number of shares which may be purchased by any employee at any single Purchase Date (hereinafter the "Maximum Share Amount"). In no event shall the Maximum Share Amount exceed the amounts permitted under
Section 10(b) above. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount not less than fifteen days prior to the commencement of the next Purchase Period. Once the Maximum Share Amount is set, it shall continue to apply in respect of all succeeding Purchase Dates and Purchase Periods unless revised by the Board as set forth above.

    (d) If the number of shares to be purchased on a Purchase Date by all employees participating in the Plan exceeds the number of shares then available for issuance under the Plan, the Company will make a PRO RATA allocation of the remaining shares in as uniform a manner as shall be practicable and as the Board shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant's option to each employee affected thereby.

    (e) Any payroll deductions accumulated in a participant's account which are not used to purchase stock due to the limitations in this Section 10 shall be returned to the participant as soon as practicable after the end of the Offering Period.

11.  WITHDRAWAL

    (a) Each participant may withdraw from an Offering Period under the Plan by signing and delivering to the treasury department notice on a form provided for such purpose. Such withdrawal may be elected at any time at least 15 days prior to the end of an Offering Period.

    (b) Upon withdrawal from the Plan, the accumulated payroll deductions shall be returned to the withdrawn employee and his or her interest in the Plan shall terminate. In the event an employee voluntarily elects to withdraw from the Plan, he or she may not resume his or her participation in the

Plan during the same Offering Period, but he or she may participate in any Offering Period under the Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth above for initial participation in the Plan.

    (c) If the purchase price on the first day of any current Offering Period in which a participant is enrolled is higher than the purchase price on the first day of any subsequent Offering Period, the Company will automatically enroll such participant in the subsequent Offering Period . A participant does not need to file any forms with the Company to automatically be enrolled in the subsequent Offering Period.

12.  TERMINATION OF EMPLOYMENT

    Termination   of  a  participant's  employment  for  any  reason,  including retirement or death or the failure of a participant to remain an eligible employee, terminates his or her participation in the Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of his or her death, to his or her legal representative. For this purpose, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company in the case of sick leave, military leave, or any other leave of absence approved by the Board of Directors of the Company; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

13.  RETURN OF PAYROLL DEDUCTIONS

    In the event an employee's interest in the Plan is terminated by withdrawal, termination of employment or otherwise, or in the event the Plan is terminated by the Board, the Company shall promptly deliver to the employee all payroll deductions credited to his or her account. No interest shall accrue on the payroll deductions of a participant in the Plan.

14.  CAPITAL CHANGES

    Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

    In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that the options under the Plan shall terminate as of a date fixed by the Board and give each participant the right to exercise his or her option as to all of the optioned stock, including shares which would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock. If the Board makes an option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of twenty (20) days from the date of such notice, and the option will terminate upon the expiration of such period.

    The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

15.  NONASSIGNABILITY

    Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect.

16.  REPORTS

    Individual accounts will be maintained for each participant in the Plan. Each participant shall receive promptly after the end of each Purchase Period a report of his account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period or Offering Period, as the case may be.

17.  NOTICE OF DISPOSITION

    Each participant shall notify the Company if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two years from the Offering Date or within six months from the Purchase Date on which such shares were purchased (the "Notice Period"). Unless such participant is disposing of any of such shares during the Notice Period, such participant shall keep the certificates representing such shares in his or her name (and not in the name of a nominee) during the Notice Period. The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to the Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on certificates.

18.  NO RIGHTS TO CONTINUED EMPLOYMENT

    Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Subsidiary or restrict the right of the Company or any Subsidiary to terminate such employee's employment.

19.  EQUAL RIGHTS AND PRIVILEGES

    All eligible employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of the Plan which is inconsistent with
Section 423 or any successor provision of the Code shall without further act or amendment by the Company or the Board be reformed to comply with the requirements of Section 423. This Section 19 shall take precedence over all other provisions in the Plan.

20.  NOTICES

    All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21.  STOCKHOLDER APPROVAL OF AMENDMENTS

    Any required approval of the stockholders of the Company shall be solicited substantially in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder. Such approval of an amendment shall be solicited at or prior to the first annual meeting of stockholders held subsequent to the grant of an option under the Plan as then amended to an officer or director of the Company. If such stockholder approval is obtained at a duly held stockholders' meeting, it must be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company, or if such stockholder approval is obtained by written consent, it must be obtained by the unanimous written consent of all stockholders of the Company; provided, however, that approval at a meeting or by written consent may be obtained by a lesser degree of stockholder approval if the Board determines, in its discretion after consultation with the Company's legal counsel, that such lesser degree of stockholder approval will comply with all applicable laws and will not adversely affect the qualification of the Plan under Section 423 of the Code or Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3").

22.  DESIGNATION OF BENEFICIARY

    (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of a Purchase Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to a Purchase Date.

    (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

23.  CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES

    Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    So long as the purchase of shares on a Purchase Date is exempt from the operation of Section 16(b) of the Exchange Act by the operation of Rule 16b-6 promulgated under the Exchange Act, shares purchased by a person subject to the requirements of Section 16(b) of the Exchange Act may not be sold prior to the expiration of six (6) months from the Purchase Date on which such shares were purchased or such other date as may be required by Rule 16b-3 (or any successor rule).

24.  APPLICABLE LAW

    The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

25.  AMENDMENT OR TERMINATION OF THE PLAN

    This Plan shall be effective January 1, 1990, subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board of Directors of the Company and the Plan shall continue until the earlier to occur of termination by the Board, issuance of all of the shares of Common Stock reserved for issuance under the Plan, or ten (10) years from the adoption of the Plan by the Board. The Board of Directors of the Company may at any time amend or terminate the Plan, except that any such termination cannot affect options previously granted under the Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the stockholders of the Company obtained in accordance with Section 21 hereof within 12 months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would:

        (a) Increase the number of shares that may be issued under the Plan;

        (b) Change the designation of the employees (or class of employees) eligible for participation in the Plan; or

        (c) Constitute an amendment for which stockholder approval is required in order to comply with Rule 16b-3 (or any successor rule) of the Exchange Act.

                              SYMANTEC CORPORATION
                               10201 TORRE AVENUE
                          CUPERTINO, CALIFORNIA 95014

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 25, 1996

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned stockholder(s) appoints Robert R.B. Dykes and Derek P. Witte, and each of them, with full power of substitution, as attorneys and proxies for and in the name and place of the undersigned, and hereby authorizes each of them to represent and to vote all of the shares of Common Stock of Symantec Corporation ("Symantec") and all of the Exchangeable Shares of Delrina Corporation, a wholly owned subsidiary of Symantec, that are held of record by the undersigned as of July 28, 1996 which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Symantec to be held on September 25, 1996, at Symantec Corporation, 10201 Torre Avenue, Cupertino, California, at 9:00 a.m., (Pacific Time), and at any adjournment thereof.

    THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENT THEREOF IN THE MANNER DESCRIBED HEREIN. IF NO CONTRARY INDICATION IS MADE THE PROXY WILL BE VOTED FOR THE PROPOSALS AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

              CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

                                SEE REVERSE SIDE

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1, 2, 3 and 4.

    1.  PROPOSAL TO ELECT THE FOLLOWING DIRECTORS:

WALTER W. BREGMAN        For:     _______
                         Against: _______

LESLIE L. VADASZ         For:     _______
                         Against: _______

GORDON E. EUBANKS, JR.   For:     _______
                         Against: _______

CARL D. CARMAN           For:     _______
                         Against: _______

CHARLES M. BOESENBERG    For:     _______
                         Against: _______

ROBERT S. MILLER         For:     _______
                         Against: _______

2.  PROPOSAL TO AMEND SYMANTEC'S 1996
    EQUITY INCENTIVE PLAN:                  For: ______    Against: ______

3.  PROPOSAL TO AMEND SYMANTEC'S 1989
    EMPLOYEE STOCK PURCHASE PLAN:           For: ______    Against: ______

4.  PROPOSAL TO RATIFY THE SELECTION
    OF THE INDEPENDENT AUDITORS:            For: ______    Against: ______


                                            / / MARK  HERE  FOR  ADDRESS CHANGE
                                                AND NOTE AT LEFT

                                             This Proxy must be signed  exactly
                                             as your name appears hereon. When
                                             shares are held by joint tenants,
                                             both should sign. Attorneys,
                                             executors, administrators, trustees
                                             and guardians should indicate their
                                             capacities. If the signer is a
                                             corporation, please print full
                                             corporate name and indicate
                                             capacity of duly authorized officer
                                             executing on behalf of the
                                             corporation. If the signer is a
                                             partnership, please print full
                                             partnership name and indicate
                                             capacity of duly authorized person
                                             executing on behalf of the
                                             partnership.

                                 (REVERSE SIDE)
      SIGNATURE(S): ______________________________       DATE: ______, 1996